 As filed with the Securities and Exchange Commission on February 23, 2001
                                         Securities Act Registration No. 33-9269
                                Investment Company Act Registration No. 811-4864
--------------------------------------------------------------------------------
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [_]

                          Pre-Effective Amendment No.                        [_]

                                                                             [X]
                      Post-Effective Amendment No. 25

                                     and/or

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                      [_]

                                                                             [X]
                             Amendment No. 25

                        (Check appropriate box or boxes)

                                 ------------

                             PRUDENTIAL VALUE FUND

               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, including Area Code: (973) 367-7525

                            Marguerite E.H. Morrison
                              Gateway Center Three
                              100 Mulberry Street
                         Newark, New Jersey 07102-4077
                    (Name and Address of Agent for Service)

                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                            (check appropriate box):

                         [_] immediately upon filing pursuant to paragraph (b)

                         [X] on February 23, 2001 pursuant to paragraph (b)

                         [_] 60 days after filing pursuant to paragraph (a)(1)

                         [_] on (date) pursuant to paragraph (a)(1)
                         [_] 75 days after filing pursuant to paragraph (a)(2)
                         [_] on (date) pursuant to paragraph (a)(2) of Rule
                             485

                    If appropriate, check the following box:

                         [_ this]post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered . . . . Shares of beneficial interest, par value $.01 per share.

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

PROSPECTUS AND FINANCIAL PRIVACY NOTICE FEBRUARY 23, 2001

Prudential
Value Fund

FUND TYPE Stock

OBJECTIVE Capital appreciation



                                   [GRAPHIC]


Build


                                                                     on the Rock

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise

[LOGO] Prudential

--------------------------------------------------------------------------------
   Table of Contents
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
 1   Risk/Return Summary
 1   Investment Objective and Principal Strategies
 2   Principal Risks
 3   Evaluating Performance
 4   Fees and Expenses

 6   How the Fund Invests
 6   Investment Objective and Policies
 8   Other Investments and Strategies
 11  Investment Risks

 14  How the Fund is Managed

 14  Board of Trustees
 14  Manager
 15  Investment Advisers and Portfolio Managers
 17  Distributor

 18  Fund Distributions and Tax Issues
 18  Distributions
 19  Tax Issues
 20  If You Sell or Exchange Your Shares

 22  How to Buy, Sell and Exchange Shares of the Fund
 22  How to Buy Shares
 30  How to Sell Your Shares
 34  How to Exchange Your Shares
 36  Telephone Redemptions or Exchanges

 37  Financial Highlights
 37  Class A Shares
 38  Class B Shares
 39  Class C Shares
 40  Class Z Shares

 42  The Prudential Mutual Fund Family
     For More Information (Back Cover)

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     Prudential Value Fund                            (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

This section highlights key information about the Prudential Value Fund (formerly known as Prudential Equity Income Fund), which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is capital appreciation. This means we seek investments whose price will increase. We normally invest at least 65% of the Fund's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange (NYSE) Composite Index. Most of our investments will be securities of large capitalization companies. We may invest up to 25% of the Fund's total assets in real estate investment trusts (REITs).
--------------------------------------------------------------------------------
We're Value Investors
In deciding which stocks to buy, we use what is known as a value investment style. That is, we invest in stocks that we believe are undervalued, given the company's earnings, cash flow or asset values. We look for catalysts that will help unlock inherent value. A number of conditions can warrant the sale of an existing position, including (1) the stock has reached its price target; (2) the company experiences a deterioration of fundamentals in which the earnings do not emerge as expected; (3) the catalyst condition for buying the stock no longer exists; or (4) the price of the stock deteriorates from the purchase without a reasonable explanation.

--------------------------------------------------------------------------------

   The Fund's strategy is to combine the efforts of three investment advisers and to invest in their favorite stock selection ideas. During market declines, an investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, an investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.
   While we make every effort to achieve our objective, we can't guarantee success.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since we invest primarily in common stock, there is the risk that the price of a particular stock we own could go down. Stock markets are volatile.
   In addition to an individual stock losing value, the value of the equity markets or a sector of them could go down. The Fund's holdings can vary from broad market indexes, and performance of the Fund can deviate from the performance of such indexes.
   The performance of the Fund's REITs depends on the strength of the real estate market, REIT management and property management, which can be affected by many factors.

   The Fund may actively and frequently trade its portfolio securities. This may occur due to active portfolio management by the Fund's investment advisers or as a result of reallocations among the investment advisers. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.
   Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


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     Prudential Value Fund                            (800) 225-1852

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future. Until September 2000, the Fund's investment objective was both capital appreciation and current income.


                                    [GRAPH]

Annual Returns* (Class B shares)

                               1991      25.62%
                               1992       8.42%
                               1993      20.43%
                               1994      -0.80%
                               1995      20.72%
                               1996      20.98%
                               1997      35.35%
                               1998      -3.57%
                               1999      10.74%
                               2000      14.22%


BEST QUARTER:    16.25% (2nd quarter of 1997)
WORST QUARTER:  -18.52% (3rd quarter of 1998)

* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

 Average Annual Returns/1/ (as of 12-31-00)

-----------------------------------------------------------------
                      1 YR   5 YRS 10 YRS         SINCE INCEPTION
  Class A shares      9.31% 14.52%  14.95% 13.57% (since 1-22-90)
  Class B shares      9.22% 14.72%  14.65% 11.89% (since 1-22-87)
  Class C shares     12.08% 14.61%    N/A  13.94% (since 8-1-94)
  Class Z shares     15.37%    N/A    N/A  15.37% (since 3-1-96)
  S&P 500/2/         -9.10% 12.77%  14.46% N/A/2/
  Lipper Average/3/   6.77% 18.33%  17.44% N/A/3/
-----------------------------------------------------------------

1 The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A shares, the returns would have been lower.

2 The Standard & Poor's 500 Composite Stock Price Index (S&P 500)--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. These returns would be lower if they included the effect of sales charges and operating expenses. S&P 500 returns since the inception of each class are 16.27% for Class A, 14.87% for Class B, 20.10% for Class C and 17.97% for Class Z shares. Source: Lipper Inc.

3 The Lipper Average is based on the average return of all mutual funds in the Lipper Equity Income Fund category and does not include the effect of any sales charges. Again, these returns would be lower if they included the effect of sales charges. Lipper returns since the inception of each class are 12.80% for Class A, 11.37% for Class B, 14.27% for Class C and 12.66% for Class Z shares. Source: Lipper Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Risk/Return Summary
--------------------------------------------------------------------------------

FEES AND EXPENSES
This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 Shareholder Fees/1/ (paid directly from your investment)
--------------------------------------------------------------------------------

                                                 CLASS A CLASS B CLASS C CLASS Z
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       5%    None      1%    None

  Maximum deferred sales charge (load)
  (as a percentage of the lower of original
  purchase price or sale proceeds)                  None   5%/2/   1%/3/    None

  Maximum sales charge (load) imposed on
  reinvested dividends and other
  distributions                                     None    None    None    None

  Redemption fees                                   None    None    None    None

  Exchange fee                                      None    None    None    None
--------------------------------------------------------------------------------


 Annual Fund Operating Expenses (deducted from Fund assets)

-----------------------------------------------------------------------------
                                           CLASS A    CLASS B CLASS C CLASS Z
  Management fees                             .52%       .52%    .52%    .52%
  + Distribution and service (12b-1) fees     .30%/4/   1.00%   1.00%    None
  + Other expenses                            .39%       .39%    .39%    .39%
  = Total annual Fund operating expenses     1.21%      1.91%   1.91%    .91%
  - Fee waiver                                .05%       None    None    None
  = Net annual Fund operating expenses       1.16%/4/   1.91%   1.91%    .91%
-----------------------------------------------------------------------------

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.
2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
  1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.
3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.
4 For the fiscal year ending 10-31-01, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

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     Prudential Value Fund                            (800) 225-1852

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


--------------------------------------------------------------------------------
   Risk/Return Summary
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Example
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                  1 YR 3 YRS 5 YRS  10 YRS
  Class A shares  $612  $860 $1,127 $1,888
  Class B shares  $694  $900 $1,132 $1,965
  Class C shares  $392  $694 $1,121 $2,310
  Class Z shares  $ 93  $290 $  504 $1,120

You would pay the following expenses on the same investment if you did not sell your shares:

                  1 YR 3 YRS 5 YRS  10 YRS
  Class A shares  $612  $860 $1,127 $1,888
  Class B shares  $194  $600 $1,032 $1,965
  Class C shares  $292  $694 $1,121 $2,310
  Class Z shares  $ 93  $290 $  504 $1,120

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                                                                        5

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is capital appreciation. This means we seek investments whose price will increase. While we make every effort to achieve our objective, we can't guarantee success.
   In pursuing our objective, we normally invest at least 65% of the Fund's total assets in the common stock and convertible securities of companies that we believe will provide investment returns above those of the S&P 500 or the NYSE Composite Index.

Our Value Approach

   We buy common stock and convertible securities primarily of large capitalization companies, which we currently consider to be those with market capitalizations of $5 billion or more. We look for undervalued stocks where the underlying company is sound. We seek companies with rising earnings, free cash flow, good balance sheets and/or specific catalysts, such as asset restructurings, share repurchases, insider buying and spinoffs, that would unlock the inherent value of the company. We tend to be broadly diversified in line with large cap value benchmarks. We attempt to add value by stock selection rather than by sector allocation.
   Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. The Fund also invests in other equity-related securities, including American Depositary Receipts (ADRs); nonconvertible preferred stock; warrants and rights that can be exercised to obtain stock; real estate investment trusts (REITs); investments in various types of business ventures, including partnerships and joint ventures; and similar securities.

Division of Assets

Strategy. Under normal conditions, the Fund's assets will be divided among three investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the investment advisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

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     Prudential Value Fund                            (800) 225-1852

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


--------------------------------------------------------------------------------
   How the Fund Invests
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Impact of Reallocations. Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Fund or that two or three advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as another adviser sells it, the net position of the Fund in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase had occurred, but the Fund will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets. The Manager will consider the timing of reallocation based upon the best interests of the Fund and its shareholders. To maintain the Fund's federal income tax status as a regulated investment company, the Manager also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.

Portfolio Turnover

It is not a principal strategy of the Fund to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, we anticipate the Fund may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.

Real Estate Investment Trusts
We may invest in the securities of real estate investment trusts known as REITs. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income--most of which comes from rents, mortgages and gains on sales of property--to shareholders.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------

   For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Foreign Securities
We may invest in foreign securities, including money market instruments and other fixed-income securities, stock and other equity-related securities. We do not consider ADRs and other similar receipts or shares to be foreign securities.

Derivative Strategies
We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objectives. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.

Options. The Fund may purchase and sell put and call options on equity securities and financial indexes traded on U.S. or foreign securities

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     Prudential Value Fund                            (800) 225-1852

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


--------------------------------------------------------------------------------
   How the Fund Invests
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exchanges or in the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options
Foreign Currency Forward Contracts. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price.

Money Market Instruments, Bonds and Other Fixed-Income Obligations
Under normal circumstances, the Fund may invest in money market instruments and other fixed-income obligations. Money market instruments include the commercial paper of U.S. corporations, short-term obligations of U.S. banks, certificates of deposit and short-term obligations issued or guaranteed by the U.S. government or its agencies. Longer-term fixed-income obligations include bonds and similar debt obligations. Generally, fixed-income obligations provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.
   The Fund will only purchase money market instruments in one of the two highest short-term quality ratings of a major rating service. For bonds and other long-term fixed-income obligations, we invest primarily in obligations in one of the top three long-term quality ratings (A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) or comparably rated by another major rating service). We may invest in lower-rated obligations which are speculative, including high-yield or "junk" bonds (obligations rated below Baa/BBB by Moody's or S&P or comparably rated), although we will not invest in obligations rated lower than Ca/CC by Moody's or S&P or comparably rated. We also may invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.

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                                                                        9

--------------------------------------------------------------------------------
   How the Fund Invests
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Repurchase Agreements
The Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

Temporary Defensive Investments
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.

Additional Strategies

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets); lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


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     Prudential Value Fund                            (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------


INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

 Investment Type
 % of Fund's Total       Risks                  Potential Rewards
 Assets
--------------------------------------------------------------------------------

 Common stock and     . Individual stocks     . Historically,
 convertible            could lose value        stocks have
 securities                                     outperformed
                      . The equity              other
 At least 65%           markets could go        investments over
                        down, resulting         the long term
                        in a decline in
                        value of the          . Generally,
                        Fund's                  economic growth
                        investments             means higher
                                                corporate
                      . Companies that          profits, which
                        pay dividends may       leads to an
                        not do so if they       increase in
                        don't have              stock prices,
                        profits or              known as capital
                        adequate cash           appreciation
                        flow
                                              . May be a source
                      . Changes in              of dividend
                        economic or             income
                        political
                        conditions, both
                        domestic and
                        international,
                        may result in a
                        decline in value
                        of the Fund's
                        investments

--------------------------------------------------------------------------------
 Real estate          . Performance           . Real estate
 investment trusts      depends on the          holdings can
 (REITs)                strength of real        generate good
                        estate markets,         returns from
 Up to 25%;             REIT management         rents, rising
 usuallyless than       and property            market values,
 15%                    management which        etc.
                        can be affected
                        by many factors,      . Greater
                        including               diversification
                        national and            than direct
                        regional economic       ownership
                        conditions
--------------------------------------------------------------------------------

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                                                                        11

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------


 Investment Type (cont'd)
 % of Fund's Total       Risks                  Potential Rewards
 Assets
--------------------------------------------------------------------------------

 Foreign              . Foreign markets,      . Investors can
 securities             economies and           participate in
                        political systems       the growth of
 Up to 30%;             may not be as           foreign markets
 usually less than      stable as in the        and companies
 10%                    U.S.                    operating in
                                                those markets
                      . Currency risk--
                        changing values       . May profit from
                        of foreign              changing value
                        currencies can          of foreign
                        cause losses            currencies

                      . May be less           . Opportunities
                        liquid than U.S.        for
                        stocks and bonds        diversification

                      . Differences in
                        foreign laws,
                        accounting
                        standards, public
                        information,
                        custody and
                        settlement
                        practices provide
                        less reliable
                        information on
                        foreign
                        investments and
                        involve more risk

--------------------------------------------------------------------------------
 Derivatives                                  . The Fund could
                      . The value of            make money and
 Percentage var-        derivatives (such       protect against
 ies; usually less      as futures and          losses if the
 than 10%               options) that are       investment
                        used to hedge a         analysis proves
                        portfolio               correct
                        security is
                        determined            . Derivatives that
                        independently           involve leverage
                        from that               could generate
                        security and            substantial
                        could result in a       gains at low
                        loss to the Fund        cost
                        when the price
                        movement of the       . One way to
                        derivative does         manage the
                        not correlate           Fund's
                        with a change in        risk/return
                        the value of the        balance is by
                        portfolio               locking in the
                        security                value of an
                                                investment ahead
                      . Derivatives used        of time
                        for risk
                        management may
                        not have the
                        intended effects
                        and may result in
                        losses or missed
                        opportunities

                      . The other party
                        to a derivatives
                        contract could
                        default

                      . Derivatives that
                        involve leverage
                        could magnify
                        losses

                      . Certain types of
                        derivatives
                        involve costs to
                        the Fund that can
                        reduce returns
--------------------------------------------------------------------------------


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     Prudential Value Fund                            (800) 225-1852

--------------------------------------------------------------------------------
   How the Fund Invests
--------------------------------------------------------------------------------


 Investment Type (cont'd)
 % of Fund's Total       Risks                  Potential Rewards
 Assets
--------------------------------------------------------------------------------

 Illiquid             . May be difficult      . May offer a more
 securities             to value                attractive yield
                        precisely               or potential for
 Up to 15% of net                               growth than more
 assets               . May be difficult        widely traded
                        to sell at the          securities
                        time or price
                        desired

--------------------------------------------------------------------------------
 Money market         . Limits potential      . May preserve the
 instruments            for capital             Fund's assets
                        appreciation
 Up to 35% on a
 normal basis and     . See credit risk
 up to 100% on a        and market risk
 temporary basis
--------------------------------------------------------------------------------

 Fixed-income         . The Fund's            . Bonds have
 obligations            holdings, share         generally
                        price, yield and        outperformed
 Up to 35%;             total return may        money market
 usually less than      fluctuate in            instruments over
 5%                     response to bond        the long term,
                        market movements        with less risk
                                                than stocks
                      . Credit risk--the
                        risk that the         . Most bonds will
                        default of an           rise in value
                        issuer would            when interest
                        leave the Fund          rates fall
                        with unpaid
                        interest or           . Regular interest
                        principal. The          income
                        lower a bond's
                        quality, the          . Investment-grade
                        higher its              bonds have a
                        potential               lower risk of
                        volatility              default than
                                                junk bonds
                      . Market risk--the
                        risk that the         . Principal and
                        market value of         interest on
                        an investment may       government
                        move up or down,        securities may
                        sometimes rapidly       be guaranteed by
                        or unpredictably.       the issuing
                        Market risk may         government
                        affect an
                        industry, a           . High-quality
                        sector or the           debt obligations
                        market as a whole       are generally
                                                more secure than
                      . Interest rate           stocks since
                        risk--the risk          companies must
                        that the value of       pay their debts
                        most bonds will         before they pay
                        fall when               dividends
                        interest rates
                        rise. The longer
                        a bond's maturity
                        and the lower its
                        credit quality,
                        the more its
                        value typically
                        falls. It can
                        lead to price
                        volatility

--------------------------------------------------------------------------------

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BOARD OF TRUSTEES
The Fund's Board of Trustees oversees the actions of the Manager, Investment Advisers and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
Prudential Investments Fund Management LLC (PIFM)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

   Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's subadvisers (which we call Investment Advisers). For the fiscal year ended October 31, 2000, the Fund paid PIFM management fees of .52% of the Fund's average net assets.

   PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2000, PIFM served as the manager to all 39 of the Prudential mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $76 billion.
   Subject to the supervision of the Board of Trustees of the Fund, PIFM is responsible for conducting the initial review of prospective Investment Advisers for the Fund. In evaluating a prospective Investment Adviser, PIFM considers many factors, including the firm's experience, investment philosophy and historical performance. PIFM is also responsible for monitoring the performance of the Fund's Investment Advisers.

   PIFM and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission that generally permits PIFM to enter into or amend agreements with Investment Advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board of Trustees must approve any new or amended agreements with Investment Advisers. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new Investment Advisers or material amendments to advisory agreements made pursuant to the Order.


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INVESTMENT ADVISERS AND PORTFOLIO MANAGERS

The Investment Advisers are responsible for the day-to-day management of each portion of the Fund that they manage, subject to the supervision of PIFM and the Board of Trustees. The Investment Advisers are paid by PIFM, not the Fund.

   There are three Investment Advisers to the Fund. One is responsible for approximately 50% of the Fund's assets and the others are each responsible for approximately 25% of the Fund's assets. PIFM believes that at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Fund and help reduce its volatility. PIFM periodically rebalances the Fund to maintain the allocation of assets among the three Investment Advisers. Reallocations may result in higher portfolio turnover and correspondingly higher transaction costs. In addition, the Fund may experience wash transactions--where one Investment Adviser buys a security at the same time the other one sells it. When this happens, the Fund's position in that security remains unchanged, but the Fund has paid additional transaction costs.

Jennison Associates LLC (Jennison) is responsible for approximately 50% of the Fund's assets and served as sole investment adviser from September 7, 2000 through February 15, 2001. Its address is 466 Lexington Avenue, New York, NY 10017. As of December 31, 2000, Jennison managed approximately $80.9 billion in assets. Jennison has served as an investment adviser to investment companies since 1990. The Prudential Investment Corporation (PIC) served as investment adviser from the Fund's inception through September 6, 2000. Jennison is a wholly-owned subsidiary of PIC. For the period January 1, 2000 through September 6, 2000, PIC was paid at the annual rate of .30% of the Fund's average net assets up to $500 million, .238% of the next $500 million, .214% of the next $500 million and .191% of the Fund's average net assets in excess of $1.5 billion. This is the same rate at which Jennison was paid from September 7, 2000 through October 31, 2000.
   Thomas Kolefas, CFA, and Bradley L. Goldberg, CFA, are the portfolio managers of the portion of the Fund subadvised by Jennison. Mr. Kolefas has been a portfolio manager of the Fund since May 2000. Mr. Kolefas is a Senior Vice President of Jennison, a position he has held since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager

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of PIC. He joined Prudential in May 2000 from Loomis Sayles & Co., L.P., where he headed the Large/Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. He earned a B.S. and an M.B.A. from New York University. He also holds a Chartered Financial Analyst (CFA) designation.
   Mr. Goldberg began co-managing the Fund in September 2000. He is an Executive Vice President of Jennison, which he joined in 1974, where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a CFA designation.

Deutsche Asset Management, Inc. (DAMI) has served as an Investment Adviser to approximately 25% of the Fund's portfolio since February 16, 2001. DAMI's ultimate parent is Deutsche Bank AG. Its address is 130 Liberty Street, New York, New York 10006. DAMI was founded in 1838 as Morgan Grenfell, Inc. and has provided asset management services since 1953. As of September 30, 2000, DAMI had approximately $16.4 billion of assets under management.

   James Giblin, CFA, Portfolio Manager and Director of Research for Large Cap Equities for DAMI, is primarily responsible for managing DAMI's portion of the Fund's assets. Mr. Giblin joined DAMI in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received a B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania. Mr. Giblin holds a Chartered Financial Analyst (CFA) designation.

Key Asset Management Inc. (Key), 127 Public Square, Cleveland, Ohio 44114-1306, has served as an Investment Adviser to approximately 25% of the Fund's assets since February 16, 2001. Key managed and advised more than $71 billion as of December, 2000. Together with its predecessor firms, Key has been managing assets since 1912.

   Neil A. Kilbane, CFA, manages the portion of the Fund's assets assigned to Key. Mr. Kilbane is a Senior Portfolio Manager and Managing Director for Key, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Key in 1995, and prior to that was employed by


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Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane
holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

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Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of ordinary income and any realized net capital gains to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.
   The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes dividends of any net investment income to shareholders-- typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.
   The Fund also distributes realized net capital gains to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, long-term capital gains are taxed at the rate of 20%, but if the security is held one year or less, short-term capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.
   For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a


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broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.
   Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so

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   Fund Distributions and Tax Issues
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because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
   If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other
----------------------------------------

                  +$ CAPITAL GAIN
                     (taxes owed)
RECEIPTS FROM SALE   OR
                  -$ CAPITAL LOSS
                     (offset against gain)

----------------------------------------

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words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
  Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

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HOW TO BUY SHARES
Step 1: Open an Account
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services

P.O. Box 8179

Philadelphia, PA 19101

   You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

Step 2: Choose a Share Class
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
   When choosing a share class, you should consider the following:
  . The amount of your investment

  . The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


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  . The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
  . Whether you qualify for any reduction or waiver of sales charges
  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
  . Whether you qualify to purchase Class Z shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                            CLASS A          CLASS B         CLASS C          CLASS Z

  Minimum purchase          $1,000           $1,000          $2,500           None
  amount/1/

  Minimum amount for        $100             $100            $100             None
  subsequent purchases/1/

  Maximum initial           5% of the public None            1% of the public None
  sales charge              offering price                   offering price

  Contingent Deferred       None             If sold during: 1% on sales      None
  Sales Charge                               Year 1   5%     made within
  (CDSC)/2/                                  Year 2   4%     18 months of
                                             Year 3   3%     purchase/2/
                                             Year 4   2%
                                             Years 5/6  1%
                                             Year 7   0%

  Annual distribution and   .30 of 1%        1%              1%               None
  service (12b-1) fees      (.25 of 1%
  shown as a percentage of  currently)
  average net assets/3/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services-Automatic Investment Plan."
2 For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)." Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year.

3 These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and is .75 of 1% for Class B and Class C shares. For the fiscal year ending 10-31-01, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.

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Reducing or Waiving Class A's Initial Sales Charge
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                         SALES CHARGE AS %  SALES CHARGE AS %      DEALER
  AMOUNT OF PURCHASE     OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $25,000                  5.00%              5.26%       4.75%
  $25,000 to $49,999                 4.50%              4.71%       4.25%
  $50,000 to $99,999                 4.00%              4.17%       3.75%
  $100,000 to $249,999               3.25%              3.36%       3.00%
  $250,000 to $499,999               2.50%              2.56%       2.40%
  $500,000 to $999,999               2.00%              2.04%       1.90%
  $1 million and above*               None               None        None

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

   To satisfy the purchase amounts above, you can:
  . Invest with an eligible group of related investors
  . Buy Class A shares of two or more Prudential mutual funds at the same time
  . Use your Rights of Accumulation, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)
  . Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

   The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of


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eligible employees. For more information about these requirements, call
Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

Waiving Class C's Initial Sales Charge
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the

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purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
  . purchase your shares through an account at Prudential Securities, . purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or
  . purchase your shares through another broker.

  This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

Qualifying for Class Z Shares
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of


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shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:
  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,
  . Current and former Directors/Trustees of the Prudential mutual funds
    (including the Fund), and
  . Prudential, with an investment of $10 million or more.

   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

Class B Shares Convert to Class A Shares After Approximately Seven Years
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
   When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Conversion Feature--Class B Shares."

Step 3: Understanding the Price You'll Pay
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the net asset value or

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NAV--is determined by a simple calculation--it's the total value of the Fund
(assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
   We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. Because the Fund can invest in foreign securities, its NAV can change on days when you cannot buy or sell shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

--------------------------------------------------------------------------------
Mutual Fund Shares
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
--------------------------------------------------------------------------------

What Price Will You Pay for Shares of the Fund?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

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Step 4: Additional Shareholder Services
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to

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provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19101

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


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Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
   If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

Contingent Deferred Sales Charge (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
  . Amounts representing shares you purchased with reinvested dividends and distributions
  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)
  . Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

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   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC--Class B Shares
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability
  . To provide for certain distributions--made without IRS penalty-- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account
  . On certain sales effected through a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."


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Waiver of the CDSC--Class C Shares
Benefit Plans. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption in Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-Day Repurchase Privilege
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

Retirement Plans
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are

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special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19101

   There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange


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are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
   If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

Frequent Trading

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

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TELEPHONE REDEMPTIONS OR EXCHANGES
You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Fund before 4:15 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV.
   The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
   The telephone redemption or exchange privilege may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.



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   Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance for the last five years. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
   Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights for the four years ended October 31, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  Class A Shares (fiscal years ended 10-31)
  Per Share Operating Performance         2000     1999     1998     1997     1996
  Net asset value, beginning of
   year                                 $18.12   $18.63   $21.00   $15.43   $14.40
  Income from investment operations:
  Net investment income                    .31      .33      .45      .45      .47
  Net realized and unrealized
  gain (loss) on investment
  transactions                            2.49      .58    (.49)     6.29     1.75
  Total from investment
   operations                             2.80      .91    (.04)     6.74     2.22
----------------------------------------------------------------------------------
  Less distributions:
  Dividends from net investment
   income                                (.25)    (.33)    (.44)    (.43)    (.49)
  Dividends in excess of net
   investment income                        --    (.03)       --       --       --
  Distributions from net realized
   gains                                (2.18)   (1.06)   (1.89)    (.74)    (.70)
  Total distributions                   (2.43)   (1.42)   (2.33)   (1.17)   (1.19)
  Net asset value, end of year          $18.49   $18.12   $18.63   $21.00   $15.43
  Total return/1/                       17.60%    5.03%   (.65)%   45.68%   15.97%
  Ratios/Supplemental Data                2000     1999     1998     1997     1996
  Net assets, end of year (000)       $634,991 $619,469 $638,547 $570,146 $341,717
  Average net assets (000)            $571,048 $653,798 $655,776 $454,892 $310,335
  Ratios to average net assets:
  Expenses, including
  distribution and
  service (12b-1) fees/2/                1.16%    1.02%     .91%     .94%     .98%
  Expenses, excluding
  distribution and
  service (12b-1) fees                    .91%     .77%     .66%     .69%     .73%
  Net investment income                  1.83%    1.71%    2.19%    2.32%    3.26%
  Portfolio turnover rate                  64%      17%      22%      36%      36%

--------------------------------------------------------------------------------

1 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

2 The Distributor of the Fund agreed to limit its distribution and service
  (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

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   Financial Highlights
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CLASS B SHARES

The financial highlights for the four years ended October 31, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  Class B Shares (fiscal years ended 10-31)
  Per Share Operating
  Performance                  2000         1999       1998       1997     1996
  Net asset value,
   beginning of year           $18.06     $18.57     $20.93     $15.39   $14.36
  Income from investment
   operations:
  Net investment income           .20        .19        .29        .29      .39
  Net realized and
  unrealized gain (loss) on
  investment transactions        2.46        .58      (.48)       6.29     1.71
  Total from investment
   operations                    2.66        .77      (.19)       6.58     2.10
-------------------------------------------------------------------------------
  Less distributions:
  Dividends from net
  investment income             (.16)      (.19)      (.28)      (.30)    (.37)
  Dividends in excess of
  net investment income            --      (.03)         --         --       --
  Distributions from net
  realized gains               (2.18)     (1.06)     (1.89)      (.74)    (.70)
  Total distributions          (2.34)     (1.28)     (2.17)     (1.04)   (1.07)
  Net asset value, end of
   year                        $18.38     $18.06     $18.57     $20.93   $15.39
  Total return/1/              16.71%      4.25%    (1.35)%     44.60%   15.12%
  Ratios/Supplemental Data       2000       1999       1998       1997     1996
  Net assets, end of year
   (000)                     $639,755 $1,006,346 $1,299,962 $1,250,216 $929,948
  Average net assets (000)   $778,722 $1,200,663 $1,391,826 $1,072,118 $951,220
  Ratios to average net
   assets:
  Expenses, including
  distribution and
  service (12b-1) fees          1.91%      1.77%      1.66%      1.69%    1.73%
  Expenses, excluding
  distribution and
  service (12b-1) fees           .91%       .77%       .66%       .69%     .73%
  Net investment income         1.13%       .98%      1.44%      1.60%    2.51%
  Portfolio turnover rate         64%        17%        22%        36%      36%

--------------------------------------------------------------------------------

1 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.


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   Financial Highlights
--------------------------------------------------------------------------------

CLASS C SHARES

The financial highlights for the four years ended October 31, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  Class C Shares (fiscal years ended 10-31)
  Per Share Operating Performance           2000    1999    1998    1997   1996
  Net asset value, beginning of year      $18.06  $18.57  $20.93  $15.39 $14.36
  Income from investment operations:
  Net investment income                      .19     .19     .30     .37    .38
  Net realized and unrealized gain
  (loss) on
  investment transactions                   2.47     .58   (.49)    6.21   1.72
  Total from investment operations          2.66     .77   (.19)    6.58   2.10
-------------------------------------------------------------------------------
  Less distributions:
  Dividends from net investment income     (.16)   (.19)   (.28)   (.30)  (.37)
  Dividends in excess of net investment
  income                                      --   (.03)      --      --     --
  Distributions from net realized gains   (2.18)  (1.06)  (1.89)   (.74)  (.70)
  Total distributions                     (2.34)  (1.28)  (2.17)  (1.04) (1.07)
  Net asset value, end of year            $18.38  $18.06  $18.57  $20.93 $15.39
  Total return/1/                         16.71%   4.25% (1.35)%  44.60% 15.12%
  Ratios/Supplemental Data                  2000    1999    1998    1997   1996
  Net assets, end of year (000)          $28,032 $33,685 $37,988 $17,911 $8,511
  Average net assets (000)               $27,782 $36,981 $31,345 $11,432 $6,730
  Ratios to average net assets:
  Expenses, including distribution and
  service (12b-1) fees                     1.91%   1.77%   1.66%   1.69%  1.73%
  Expenses, excluding distribution and
  service (12b-1) fees                      .91%    .77%    .66%    .69%   .73%
  Net investment income                    1.10%    .98%   1.47%   1.53%  2.51%
  Portfolio turnover rate                    64%     17%     22%     36%    36%

--------------------------------------------------------------------------------

1 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.

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   Financial Highlights
--------------------------------------------------------------------------------

CLASS Z SHARES

The financial highlights for the four years ended October 31, 2000 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from March 1, 1996 through October 31, 1996 were audited by other independent auditors, whose reports were unqualified.

  Class Z Shares (fiscal periods ended 10-31)
  Per Share Operating Performance       2000     1999     1998    1997  1996/1/
  Net asset value, beginning of
   period                             $18.13   $18.64   $21.00  $15.42   $15.13
  Income from investment
   operations:
  Net investment income                  .35      .38      .52     .36      .38
  Net realized and unrealized gain
  (loss) on
  investment transactions               2.50      .58    (.51)    6.43      .30
  Total from investment operations      2.85      .96      .01    6.79      .68
-------------------------------------------------------------------------------
  Less distributions:
  Dividends from net investment
  income                               (.28)    (.38)    (.48)   (.47)    (.39)
  Dividends in excess of net
  investment income                       --    (.03)       --      --       --
  Distributions from net realized
  gains                               (2.18)   (1.06)   (1.89)   (.74)       --
  Total distributions                 (2.46)   (1.47)   (2.37)  (1.21)    (.39)
  Net asset value, end of period      $18.52   $18.13   $18.64  $21.00   $15.42
  Total return/2/                     17.94%    5.28%   (.40)%  46.12%    4.55%
  Ratios/Supplemental Data              2000     1999     1998    1997  1996/1/
  Net assets, end of period (000)   $153,246 $136,529 $142,918 $74,956  $44,509
  Average net assets (000)          $141,384 $144,747 $103,474 $57,369  $24,641
  Ratios to average net assets:
  Expenses, including distribution
  and
  service (12b-1) fees                  .91%     .77%     .66%    .69%  .73%/3/
  Expenses, excluding distribution
  and
  service (12b-1) fees                  .91%     .77%     .66%    .69%  .73%/3/
  Net investment income                2.07%    1.97%    2.49%   2.58% 3.51%/3/
  Portfolio turnover rate                64%      17%      22%     36%      36%

--------------------------------------------------------------------------------
1 Information shown is for the period 3-1-96 (when Class Z shares were first offered) through 10-31-96.
2 Total return assumes reinvestment of dividends and any other distributions.
  It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
3 Annualized.


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     Prudential Value Fund                            (800) 225-1852

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                                     Notes




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


--------------------------------------------------------------------------------
   The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Equity Fund, Inc.
Prudential Index Series Fund
 Prudential Stock Index Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
 Prudential Financial Services Fund
 Prudential Health Sciences Fund
 Prudential Technology Fund
 Prudential Utility Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Funds
 Prudential Tax-Managed Equity Fund
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential 20/20 Focus Fund
Prudential U.S. Emerging Growth Fund, Inc.
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Equity Opportunity Fund
 Prudential Jennison Growth Fund
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund
Target Funds
 Large Capitalization Growth Fund
 Large Capitalization Value Fund
 Small Capitalization Growth Fund
 Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Prudential Global Growth Fund
 Prudential International Value Fund
 Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
 International Equity Fund

Global Bond Fund
Prudential Global Total Return Fund, Inc.


--------------------------------------------------------------------------------

                                                     [GRAPHIC]
     Prudential Value Fund                           (800) 225-1852

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--------------------------------------------------------------------------------

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BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
 Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
 Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 New Jersey Series
 New York Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 New Jersey Money Market Series
 New York Money Market Series

COMMAND Funds
COMMAND Money Fund
COMMAND Government Fund
COMMAND Tax-Free Fund

Institutional Money Market Fund
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series





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

FOR MORE INFORMATION


Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact

Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)


Outside Brokers should contact
Prudential Investment Management
Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit Prudential's website at
http://www.prudential.com


Additional information about the Fund can be obtained without charge and can be found in the following documents

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

Semi-Annual Report

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows

BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST

publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON

Public Reference Room in Washington, DC (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov


CUSIP Numbers          Quotron Symbols

Class A--74438J105       PBEAX

Class B--74438J204       PBQIX

Class C--74438J303       PEICX

Class Z--74438J402       PEIZX



Investment Company Act File No. 811-4864

MF131A

[LOGO] Printed on Recycled Paper

                             PRUDENTIAL VALUE FUND

                      Statement of Additional Information

                         dated February 23, 2001

  Prudential Value Fund, formerly known as Prudential Equity Income Fund (the
Fund), is an open-end, diversified, management investment company. Its investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment returns above those of the Standard & Poor's 500 Composite Stock Price Index or the NYSE Composite Index. In normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. In selecting these investments, the Fund puts emphasis on earnings, balance sheet and cash flow analysis and the relationships that those factors have to the price and return of a given security. The balance of the Fund's assets may be invested in other equity-related securities, debt securities and certain derivatives, including options on stocks and stock indexes. Common stocks may include securities of foreign issuers. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated February 23, 2001, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS

                                                                           Page
                                                                           -----
Fund History..............................................................  B-2
Description of the Fund, Its Investments and Risks........................  B-2
Investment Restrictions...................................................  B-13
Management of the Fund....................................................  B-14
Control Persons and Principal Holders of Securities.......................  B-18
Investment Advisory and Other Services....................................  B-18
Brokerage Allocation and Other Practices..................................  B-23
Capital Shares, Other Securities and Organization.........................  B-25
Purchase, Redemption and Pricing of Fund Shares...........................  B-26
Shareholder Investment Account............................................  B-35
Net Asset Value...........................................................  B-39
Taxes, Dividends and Distributions........................................  B-41
Performance Information...................................................  B-43
Financial Statements......................................................  B-45
Report of Independent Accountants ........................................  B-73
Description of Security Ratings...........................................  A-1
Appendix I--General Investment Information................................  I-1
Appendix II--Historical Performance Data.................................. II-1

-------------------------------------------------------------------------------
MF131B

                                 FUND HISTORY

  The Fund was organized under the laws of Massachusetts on September 18, 1986 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust. Effective September 18, 2000, the Fund's name changed from Prudential Equity Income Fund to Prudential Value Fund.

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

Classification. The Fund is a diversified, open-end, management investment company.

Investment Strategies, Policies and Risks. The Fund's investment objective is capital appreciation. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

Equity and Equity-Related Securities

  The Fund will invest in equity-related securities including common stocks; non-convertible preferred stocks; securities convertible or exchangeable for common stocks or preferred stocks; real estate investment trusts; equity investments in partnerships; joint ventures and other forms of non-corporate investments; American Depositary Receipts (ADRs); American Depositary Shares
(ADSs); and warrants and rights exercisable for equity securities. Common stocks may include securities of foreign issuers.

  A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks which technically are equity securities.

  In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Fixed-Income Obligations

  The Fund may invest up to 35% of its total assets in fixed-income obligations other than money market instruments. The Fund anticipates that it will primarily invest in fixed-income securities rated A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) or BBB+ or better by Duff & Phelps Credit Rating Co. (Duff & Phelps) or comparably rated by another nationally recognized statistical rating organization (NRSRO). The Fund may also invest in fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Duff & Phelps or another NRSRO (although the Fund will not invest in fixed-income securities rated lower than Ca, CC or CCC by Moody's, S&P or Duff & Phelps or another NRSRO, respectively). After its purchase by the Fund, a fixed-income obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider this in determining whether the Fund should continue to hold the security in its portfolio. Securities rated Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances could lead to a weakened capacity to make principal and interest payments than higher grade securities. Securities rated BB, Ba or BB+ or lower by S&P, Moody's or Duff & Phelps, respectively, are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. A description of corporate bond ratings is contained in the Appendix. The Fund may also invest in unrated fixed-income securities which, in the opinion of the investment adviser, are of a quality comparable to rated securities in which the Fund may invest.

Risks of Investing in High Yield Securities

  Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, the market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

  Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Foreign Securities

  The Fund may invest up to 30% of its total assets in foreign money market instruments and debt and equity securities. ADRs and ADSs are not considered foreign securities within this limitation. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies.

  Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

  If the security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Fund may enter into foreign currency forward contracts for the purchase or sale of foreign currency for hedging purposes. See "Risk Management and Return Enhancement Strategies-- Special Risks Related to Foreign Currency Forward Contracts" below.

  Risk Factors and Special Considerations of Investing in Euro-Denominated Securities

  On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Fund will treat the euro as a separate currency from the national currency of any member state.

  The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

  The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.

Real Estate Investment Trusts

  The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

Risk Management and Return Enhancement Strategies

  The Fund may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, foreign currency forward contracts and futures contracts, and options on such contracts. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

  Options Transactions

  The Fund may purchase and write (that is, sell) put and call options on securities that are traded on national securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. These options will be on equity securities and financial indexes (for example, S&P 500). The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund also may purchase put and call options to offset previously written put and call options of the same series.

  A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

  A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities for more than their current market price.

  The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.

  Foreign Currency Forward Contracts

  The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot (that is, cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

  The Fund's dealings in forward contracts will be limited to hedging involving either specified transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

  Futures Contracts and Options Thereon

  The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission. These futures contracts and options thereon will be on financial indexes. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.

  A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

  Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator", subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

  The Fund's successful use of futures contracts and options thereon depends upon the investment adviser's ability to predict the direction of the market and interest rates and requires skills and techniques different from those used in selecting portfolio securities. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. There is also a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or options thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day.

  Risks of Risk Management and Return Enhancement Strategies

  Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

  Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes, Stock Index Futures and Options Thereon

  Except as described below, the Fund will write call options on indexes only if it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

  If the Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

  If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets, equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.

  The Fund will engage only in transactions in stock index futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the values of securities which are held in the Fund's portfolio or which it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. The Fund may not purchase or sell stock index futures or purchase options thereon if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indexes or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indexes) upon which the option or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets. The Fund also may not purchase or sell stock index futures or options thereon for risk management purposes or income enhancement if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures or options thereon for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash and other liquid assets, equal to the market value of the futures contracts, will be segregated with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

  Risks of Transactions in Stock Options

  An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide, or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearing-houses whose facilities are considered to be adequate to handle the volume of options transactions.

  Risks of Options on Indexes

  The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the investment adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

  Special Risks of Writing Calls on Indexes. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes, Stock Index Futures and Options Thereon."

  Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund's portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

  Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

  When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

  Special Risks of Purchasing Puts and Calls on Indexes. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

  Special Risks Related to Foreign Currency Forward Contracts

  The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payment is made or received.

  Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

  The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Fund's dealings in foreign currency forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When-Issued and Delayed Delivery Securities

  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

Short Sales Against-the-Box

  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets in an amount equal to such consideration must be segregated for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales.

Repurchase Agreements

  The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

  The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

  The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Securities and Exchange Commission (SEC or Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Borrowing

  The Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions and to take advantage of investment opportunities. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings.

If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

Lending of Securities

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.

  A loan may be terminated by the borrower or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Trustees of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Segregated Assets

  The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

Illiquid Securities

  The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

  The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

Defensive Strategy and Short-term Investments

  When conditions dictate a temporary defensive strategy or pending investment of proceeds from sales of the Fund's shares, the Fund may invest without limit in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its instrumentalities or its agencies. Such obligations (other than U.S. government securities) will be rated, at the time of purchase, within the two highest quality grades as determined by an NRSRO such as Moody's, S&P or Duff & Phelps or, if unrated, will be of equivalent quality in the judgment of the Fund's investment adviser.

Portfolio Turnover

  As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, and the Fund's portfolio turnover rate may exceed 100%, but is not expected to exceed 200%. The portfolio turnover rates for the Fund for the fiscal years ended October 31, 2000 and 1999 were 64% and 17%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

  The Fund may not:

  (1) Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

  (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

  (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

  (4) Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

  (5) Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

  (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  The Fund may make loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

  For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

  For purposes of Investment Restriction 5, the Fund relies on The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce, in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

  Although not fundamental, the Fund has the following additional restrictions.

  The Fund may not:

  (1) Make investments for the purpose of excercising control or management.

  (2) Invest in securities of other registered investment companies, except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the Commission. (Currently, under the Investment Company Act of 1940, the Fund may invest in securities of other investment companies subject to the following limitations: the Fund may hold not more than 3% of the outstanding voting securities of any one investment company, may not have invested more than 5% of its total assets in any one investment company and may not have invested more than 10% of its total assets in securities of one or more investment companies.)

  (3) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants or more than 2% of its total assets (taken at current value) invested in warrants not listed on the New York or American Stock Exchanges.

                            MANAGEMENT OF THE FUND

                                                   Principal Occupations
 Name and Address** (Age) Position with Fund       During Past Five Years
 ------------------------ ------------------       ----------------------
 Saul K. Fenster, Ph.D.   Trustee             President (since December 1978)
 (67)                                          of New Jersey Institute of
                                               Technology; Commissioner
                                               (since 1998) of the Middle
                                               States Association, Commission
                                               on Higher Education; member
                                               (since 1985) of the New Jersey
                                               Commission on Science and
                                               Technology; formerly a
                                               director or trustee (1987-
                                               1999) of the New Jersey State
                                               Chamber of Commerce, the
                                               Society of Manufacturing
                                               Engineering Education
                                               Foundation, the Research and
                                               Development Council of New
                                               Jersey, Prosperity New Jersey,
                                               Inc., the Edison Partnership,
                                               National Action Council for
                                               Minorities in Engineering and
                                               IDT Corporation.
 Delayne Dedrick Gold     Trustee             Marketing and Management
 (62)                                          Consultant.
 *Robert F. Gunia (54)    Vice President and  Executive Vice President and
                          Trustee              Chief Administrative Officer
                                               (since June 1999) of
                                               Prudential Investments;
                                               Corporate Vice President
                                               (since September 1997) of The
                                               Prudential Insurance Company
                                               of America (Prudential);
                                               Executive Vice President and
                                               Treasurer (since December
                                               1996) of Prudential
                                               Investments Fund

                                                    Principal Occupations
 Name and Address** (Age) Position with Fund       During Past Five Years
 ------------------------ ------------------       ----------------------
                                               Management LLC (PIFM);
                                               President (since April 1999) of
                                               Prudential Investment
                                               Management Services LLC (PIMS);
                                               formerly Senior Vice President
                                               (March 1987-May 1999) of
                                               Prudential Securities
                                               Incorporated (Prudential
                                               Securities); and Chief
                                               Administrative Officer (July
                                               1990-September 1996), Director
                                               (January 1989-September 1996),
                                               and Executive Vice President,
                                               Treasurer and Chief Financial
                                               Officer (June 1987-September
                                               1996) of Prudential Mutual Fund
                                               Management, Inc.

 Douglas H. McCorkindale  Trustee             Chairman (since June 2000) and
 (61)                                          President (since September
                                               1997) of Gannett Co. Inc.
                                               (publishing and media);
                                               President and Chief Executive
                                               Officer (since August 2000) of
                                               Central Newspapers Inc.;
                                               formerly Vice Chairman (March
                                               1984-May 2000) of Gannett Co.
                                               Inc.; Director of Continental
                                               Airlines, Inc., Gannett Co.
                                               Inc. and Global Crossing Ltd.
 W. Scott McDonald, Jr.,  Trustee             Vice President (since 1997) of
 Ph.D. (63)                                    Kaludis Consulting Group, Inc.,
                                               a Sallie Mae company serving
                                               higher education; formerly
                                               Principal of Scott McDonald &
                                               Associates (1995-1997); Chief
                                               Operating Officer (1991-1995)
                                               of Fairleigh Dickinson
                                               University and Executive Vice
                                               President and Chief Operating
                                               Officer (1975-1991) of Drew
                                               University; Interim President
                                               (1988-1990), Drew University;
                                               and a founding director of
                                               School, College and University
                                               Underwriters Ltd.
 Thomas T. Mooney (59)    Trustee             President of the Greater
                                               Rochester Metro Chamber of
                                               Commerce; former Rochester City
                                               Manager; former Deputy Monroe
                                               County Executive; Trustee of
                                               Center for Governmental
                                               Research, Inc.; Director of
                                               Blue Cross of Rochester, Monroe
                                               County Water Authority and
                                               Executive Service Corps of
                                               Rochester.
 Stephen P. Munn (58)     Trustee             Chairman (since January 1994),
                                               Director (since 1988) and
                                               former Chief Executive Officer
                                               (1988-February 2001) and
                                               President (1988-December 1993)
                                               of Carlisle Companies
                                               Incorporated (manufacturer of
                                               industrial products).
 *David R. Odenath, Jr.   President and       President (since June 1999) of
 (43)                     Trustee              Prudential Investments; Officer
                                               in Charge, President, Chief
                                               Executive Officer and Chief
                                               Operating Officer (since June
                                               1999), PIFM; Senior Vice
                                               President (since June 1999),
                                               Prudential; formerly Senior
                                               Vice President (August 1993-May
                                               1999), PaineWebber Group, Inc.
 Richard A. Redeker (57)  Trustee             Formerly President, Chief
                                               Executive Officer and Director
                                               (October 1993-September 1996),
                                               Prudential Mutual Fund
                                               Management, Inc.; Executive
                                               Vice President, Director and
                                               Member of Operating Committee
                                               (October 1993-September 1996),
                                               Prudential Securities; Director
                                               (October 1993-September 1996)
                                               of Prudential Securities Group,
                                               Inc.; Executive Vice President,
                                               The Prudential Investment
                                               Corporation (January 1994-
                                               September 1996); Director
                                               (January 1994-September 1996),
                                               Prudential Mutual Fund
                                               Distributors, Inc. and
                                               Prudential Mutual Fund
                                               Services, Inc., and Senior
                                               Executive Vice President and
                                               Director of Kemper Financial
                                               Services, Inc. (September 1978-
                                               September 1993).
 *Judy A. Rice (53)       Trustee             Executive Vice President (since
                                               1999) of Prudential
                                               Investments; Executive Vice
                                               President (since 1999) of PIFM;
                                               formerly, various positions to
                                               Senior Vice President (1992-
                                               1999), Prudential Securities;
                                               and various positions to
                                               Managing

                                                    Principal Occupations
 Name and Address** (Age) Position with Fund       During Past Five Years
 ------------------------ ------------------       ----------------------
                                               Director (1975-1992), Shearson
                                               Lehman Advisors; Governor of
                                               the Money Management Institute;
                                               Member of the Prudential
                                               Securities Operating Council,
                                               Board Member of the National
                                               Association for Variable
                                               Annuities.
 Robin B. Smith (61)      Trustee             Chairman and Chief Executive
                                               Officer (since August 1996),
                                               formerly President and Chief
                                               Executive Officer (January
                                               1988-August 1996) and President
                                               and Chief Operating Officer
                                               (September 1981-December 1988)
                                               of Publishers Clearing House;
                                               Director of BellSouth
                                               Corporation, Texaco Inc.,
                                               Spring Industries Inc. and
                                               Kmart Corporation.
 Louis A. Weil, III (59)  Trustee             Formerly Chairman (January 1999-
                                               July 2000), President and Chief
                                               Executive Officer (January
                                               1996-July 2000) and Director
                                               (September 1991-July 2000) of
                                               Central Newspapers, Inc.;
                                               Chairman of the Board (January
                                               1996-July 2000), Publisher and
                                               Chief Executive Officer (August
                                               1991-December 1995) of Phoenix
                                               Newspapers, Inc.; Publisher
                                               (May 1989-March 1991) of Time
                                               Magazine; and President,
                                               Publisher and Chief Executive
                                               Officer (February 1986-August
                                               1989) of The Detroit News and
                                               member of the Advisory Board,
                                               Chase Manhattan Bank-
                                               Westchester.
 Clay T. Whitehead (62)   Trustee             President, National Exchange
                                               Inc. (new business development
                                               firm) (since May 1983).
 Grace C. Torres (41)     Treasurer and       First Vice President (since
                          Principal Financial  December 1996) of PIFM; First
                          and Accounting       Vice President (since March
                          Officer              1993) of Prudential Securities;
                                               formerly First Vice President
                                               (March 1994-September 1996) of
                                               Prudential Mutual Fund
                                               Management, Inc.

 Marguerite E. H. Morri-  Secretary           Vice President and Corporate
 son (44)                                      Counsel of Prudential and Chief
                                               Legal Officer (since August
                                               2000) of the Mutual Funds
                                               Division of Prudential; Vice
                                               President and Associate General
                                               Counsel (since December 1996)
                                               of PIFM; formerly Vice
                                               President and Associate General
                                               Counsel (September 1987-
                                               September 1996) of Prudential
                                               Securities and Vice President
                                               and Associate General Counsel
                                               (June 1991-September 1996) of
                                               Prudential Mutual Fund
                                               Management, Inc.
 William V. Healey (47)   Assistant Secretary Assistant Secretary, Vice
                                               President and Corporate Counsel
                                               of Prudential and Chief Legal
                                               Officer (since August 1998) of
                                               Prudential Investments, a
                                               business unit of Prudential;
                                               Director, ICI Mutual Insurance
                                               Company (since June 1999);
                                               formerly Associate General
                                               Counsel of The Dreyfus
                                               Corporation (Dreyfus), a
                                               subsidiary of Mellon Bank, N.A.
                                               (Mellon Bank), and an officer
                                               and/or director of various
                                               affiliates of Mellon Bank and
                                               Dreyfus.
 Jonathan D. Shain (42)   Assistant Secretary Vice President and Corporate
                                               Counsel (since August 1998) of
                                               Prudential; formerly, Attorney
                                               with Fleet Bank, N.A. (January
                                               1997- July 1998) and Associate
                                               Counsel (August 1994-
                                               January 1997) of New York Life
                                               Insurance Company.

----------
 * "Interested" Trustee, as defined in the Investment Company Act, by reason of affiliation with Prudential or PIFM.
** The address of the Trustees and officers is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

  The Fund has Trustees who, in addition to overseeing the actions of the Fund's Manager, Subadvisers and Distributor, decide upon matters of general policy. The Trustees also review the actions of the Fund's officers, who conduct and supervise the daily business operations of the Fund.

  Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager. The amount of annual compensation paid to each Trustee who is not an affiliated person of the Manager or an investment adviser may change as a result of the introduction of additional funds on the boards of which the Trustee will be asked to serve.

  Trustees may receive their Trustee's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

  The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

  The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended October 31, 2000 and the aggregate compensation paid to such Trustees for service on the Fund's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 2000.

                              Compensation Table

                                                               Total 2000
                                                              Compensation
                                                               From Fund
                                                Aggregate       and Fund
                                               Compensation   Complex Paid
Name and Position                               From Fund     to Trustees
-----------------                              ------------ ----------------
Edward D. Beach--Former Trustee++                 $  262    None
Saul K. Fenster --Trustee***                      $  992    $91,700(27/82)*
Delayne D. Gold--Trustee                          $2,825    $173,000(38/58)*
Robert F. Gunia--Trustee+                          --       None
Douglas H. McCorkindale--Trustee**                $2,825    $110,000(21/42)*
W. Scott McDonald, Jr. --Trustee***               $  968    $91,700(27/82)*
Thomas T. Mooney--Trustee**                       $2,825    $173,000(32/65)*
Stephen P. Munn--Trustee                          $3,025    $114,000(24/41)*
David R. Odenath, Jr.--President and Trustee+      --       None
Richard A. Redeker--Trustee                       $2,825    $110,000(24/41)*
Judy A. Rice--Trustee+                             --       None
Robin B. Smith--Trustee**                         $2,825    $114,000(27/35)*
Louis A. Weil, III--Trustee                       $2,825    $114,000(24/41)*
Clay T. Whitehead--Trustee                        $3,225    $173,000(35/59)*

----------

* Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.

** Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2000, total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 2000, includes amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to approximately $124,810, $179,810 and $106,992 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.
*** Messrs. Fenster and McDonald joined the Board in August 2000.
+ Interested Trustees do not receive compensation from the Fund or any fund in the Fund Complex.

++ Mr. Beach retired on December 31, 1999.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  Trustees of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors. As of February 9, 2001, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of the Fund.

  As of February 9, 2001, beneficial owners, directly or indirectly, of more than 5% of any class of shares of the Fund were:

                                                             Number of Shares/
Name                                   Address         Class    % of Class
----                           ----------------------- ----- -----------------
Prudential Trust Company       21 East 70th St.           C     343,150(19%)
FBO Hirschl & Adler Galleries  Attn: Ray Lazerson
                               New York, NY 10021
Prudential Trust Company       30 Scranton Office Park    Z   2,164,976(54%)
FBO PRU - DC TRUST ACCOUNTS    Moosic, PA 18507
Attn John Surdy


  As of February 9, 2001, Prudential Securities was record holder of 18,840,337 Class A shares (or 49% of the outstanding Class A shares), 15,550,358 Class B shares (or 47% of the outstanding Class B shares), 836,890 Class C shares (or 47% of the outstanding Class C shares) and 343,383 Class Z shares (or 9% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                    INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Advisers

  The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $76 billion. According to the Investment Company Institute, as of November 30, 2000, the Prudential mutual funds were the 23rd largest family of mutual funds in the United States.

  PIFM is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PIFM will continue to have responsibility for all investment advisory services furnished pursuant to any such subadvisory agreements.

  PIFM will review the performance of all subadvisers and make recommendations to the Trustees with respect to the retention of subadvisers and the renewal of contracts. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of average daily net assets between $500 million and $1 billion, .475 of 1% of average daily net assets between $1 billion and $1.5 billion and .45 of 1% of average daily net assets in excess of $1.5 billion. The fee is computed daily and payable monthly.

  In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or any of the Fund's subadvisers;

  (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c) the costs and expenses payable to each of the subadvisers pursuant to any subadvisory agreement between PIFM and each such subadviser.

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment advisers, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

  For the fiscal years ended October 31, 2000, 1999 and 1998, PIFM received management fees of $7,960,211, $10,945,895 and $8,306,148, respectively.

  PIFM has entered into a subadvisory agreement (each, a Subadvisory Agreement) with each of Jennison Associates LLC (Jennison), Deutsche Asset Management, Inc. (Deutsche) and Key Asset Management Inc. (Key). Under their respective Subadvisory Agreements, Jennison, Deutsche and Key each provide day-to-day management of a portion of the Fund's assets. Jennison is a wholly-owned subsidiary of The Prudential Investment Corporation (PI), which in turn is a subsidiary of Prudential. Effective February 16, 2001, Jennison manages approximately 50% of the Fund's assets. Deutsche, a subsidiary of Deutsche Bank AG, is the successor organization to Morgan, Grenfell, Inc., and manages approximately 25% of the Fund's assets. Key, a subsidiary of KeyCorp, also manages approximately 25% of the Fund's assets.

  Under their respective Subadvisory Agreements, Jennison, Deutsche and Key furnish investment advisory services in connection with the management of a portion of the Fund. In connection therewith, each Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises each Subadviser's performance of such services. With respect to the assets it manages, Jennison is paid by PIFM at an annual rate of .30 of 1% of the average daily net assets under its management up to $500 million, .238 of 1% of such average daily net assets between $500 million and $1 billion, .214 of 1% of such average daily net assets between $1 billion and $1.5 billion and .191 of 1% of such average daily net assets in excess of $1.5 billion. With respect to the assets each manages, Deutsche and Key are paid by PIFM at an annual rate of .29 of 1% of the average daily net assets under their management up to $50 million, .23 of 1% of such average daily net assets between $50 million and $300 million, and .15 of 1% of such average daily net assets in excess of $300 million. For purposes of computing these fees, PIFM will aggregate with the Fund's assets under their management the assets of other Prudential mutual funds, or portfolios thereof, subadvised by Deutsche and Key, respectively.
  Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. A Subadvisory Agreement may be terminated by PIFM or the applicable Subadviser upon not more than 60 days' nor less than 30 days' written notice. Each Subadvisory Agreement also provides that it will continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. Under each Subadvisory Agreement, portfolio transactions may be placed with brokers, dealers and futures commission merchants who provide to the Subadviser certain investment research, economic analysis, statistical and quotation services of value in advising the Fund and other advisory clients. Finally, as discussed in the prospectus, PIFM employs each Subadviser under a "manager-of-managers" structure that allows PIFM to replace a Subadviser or amend a Subadvisory Agreement without seeking shareholder approval.

Principal Underwriter, Distributor and Rule 12b-1 Plans

  Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. See "How the Fund is Managed-- Distributor" in the Prospectus.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund.

  The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 2001 and contractually limited its distribution and service (12b-
1) fees for the fiscal year ended October 31, 2000 to .25 of 1% of the average daily net assets of the Class A shares. For the fiscal year ended October 31, 2000, the Distributor received payments of $1,427,621 under the Class A Plan and spent approximately $1,307,535 in distributing the Class A shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2000, the Distributor also received approximately $171,300 in initial sales charges.

  Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges.

  Class B Plan. For the fiscal year ended October 31, 2000, the Distributor received $7,787,217 from the Fund under the Class B Plan and spent approximately $3,111,800 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately .8% ($26,200) was spent on printing and mailing of prospectuses to other than current shareholders; 22.7% ($706,000) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 76.5% ($2,379,600) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (63.6% or $1,978,100) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (12.9% or $401,500). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2000, the Distributor received approximately $1,831,300 in contingent deferred sales charges attributable to Class B shares.

  Class C Plan. For the fiscal year ended October 31, 2000, the Distributor received $277,821 under the Class C Plan and spent approximately $262,900 in distributing Class C shares. It is estimated that of the latter amount, approximately .3% ($900) was spent on printing and mailing of prospectuses to other than current shareholders, 1.3% ($3,300) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 98.4% ($258,700) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (95.2% or $250,200) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (3.2% or $8,500).

  The Distributor also receives initial sales charges and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2000, the Distributor received approximately $9,100 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended October 31, 2000, the Distributor also received approximately $15,500 in initial sales charges attributable to Class C shares.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the

Plans (Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  Fee Waivers/Subsidies. PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.

  NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

  Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

  PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Code of Ethics

  The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, PIFM, Jennison, Deutsche, Key and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such subadvisory personnel from making investments during periods when the respective subadviser is making such investments on behalf of the Fund. The Codes are on public file with, and are available from, the Commission.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

  The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes each Subadviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates or one of the Subadviser's affiliates (an affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which the affiliated broker acts in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.

  In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

  When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

  The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

  When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Fund. In order for an affiliate of a Subadviser or Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

  The table below sets forth information concerning the payment of commissions by the Fund, including the commissions paid to Prudential Securities, for the three years ended October 31, 2000.

                                             Fiscal Year Ended October 31,
                                            ----------------------------------
                                               2000        1999        1998
                                            ----------  ----------  ----------
Total brokerage commissions paid by the
 Fund...................................... $4,721,828  $2,446,512  $2,042,389
Total brokerage commissions paid to
 Prudential Securities..................... $  121,045  $   81,343  $  166,500
Percentage of total brokerage commissions
 paid to Prudential Securities.............        2.6%        4.6%        8.2%

  The Fund effected approximately 2.6% of the total dollar amount of its transactions involving the payment of commissions to Prudential Securities during the year ended October 31, 2000. Of the total brokerage commissions paid during that period, $3,196,833 (or 67.7%) were paid to firms which provided research, statistical or other services to PI. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

  The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company
Act) and their parents at October 31, 2000. As of October 31, 2000, the Fund held equity securities of the following: Lehman Brothers Holdings, Inc., $42,505,500; PaineWebber Group, Inc., $51,656,250; Bear, Stearns & Co., Inc., $21,741,762 and Edwards (A.G.), Inc., $23,629,200. The Fund also held debt securities of the following: Bear, Stearns & Co. Inc., $3,440,000; ABN AMRO Incorporated, $2,948,000; Merrill Lynch, Pierce, Fenner & Smith, Inc., $861,000 and UBS Warburg, $3,440,000.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

  The Fund is authorized to issue an unlimited number of shares of beneficial interest, $.01 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of par value shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

  The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund beyond the amount of their investment in the Fund. The Declaration of Trust of the Fund provides that shareholders will not be subject to any personal liability for acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund will contain a provision to the effect that shareholders are not individually bound thereunder.

  Massachusetts counsel for the Fund have advised the Fund that no personal liability with respect to contract obligations will attach to the shareholders under any undertaking containing such provisions when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims when the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Fund.

  Under the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Trustees do not intend to authorize additional series at the present time.

  The Trustees have the power to alter the number and the terms of office of the Trustees and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.

  Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential Value Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Value Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

Issuance of Fund Shares for Securities

  Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by PIFM.

Specimen Price Make-up

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the NAV at October 31, 2000, the maximum offering price of the Fund's shares is as follows:

     Class A
     Net asset value and redemption price per Class A share............. $18.49
     Maximum sales charge (5% of offering price)........................    .97
                                                                         ------
     Maximum offering price to public................................... $19.46
                                                                         ======
     Class B
     Net asset value, redemption price and offering price per Class B share*............................................................ $18.38
                                                                         ======

     Class C
     Net asset value and redemption price per Class C share*............ $18.38
     Sales charge (1% of offering price)................................    .19
                                                                         ------
     Offering price to public........................................... $18.57
                                                                         ======
     Class Z
     Net asset value, redemption price and offering price per Class Z share............................................................. $18.52
                                                                         ======

    ----------
    *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

Selecting a Purchase Alternative

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

  If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

Reduction and Waiver of Initial Sales Charge--Class A Shares

  Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

  Other Waivers. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

  .  officers of the Prudential mutual funds (including the Fund),

  . employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

  . employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,

  . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

  .  members of the Board of Directors of Prudential,

  . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent,

  . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

  . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
     (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

  . investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

  . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs), and

  . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (e.g., mutual fund "supermarket" programs).

  Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

  Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  .  an individual

  .  the individual's spouse, their children and their parents

  .  the individual's and spouse's Individual Retirement Account (IRA)

  . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

  . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

  . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

  . one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  Letters of Intent. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

  An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

Class B Shares

  The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

  The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Waiver of Initial Sales Charge--Class C Shares

  Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

  Investment of Redemption Proceeds from Other Investment Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

Class Z Shares

  Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

  Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

  . Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

  . Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

  Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

  Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

  . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option,

  . current and former Director/Trustees of the Prudential mutual funds (including the Fund), or

  .  Prudential, with an investment of $10 million or more.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Rights of Accumulation

  Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

  The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

Sale of Shares

  You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

  If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, Pennsylvania 19101, the Distributor, or to your broker.

  Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times
(1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

  Redemption in Kind. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  Involuntary Redemption. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through The Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

  Contingent Deferred Sales Charge

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      Contingent Deferred Sales
                                                       Charge as a Percentage
    Year Since Purchase                                of Dollars Invested or
        Payment Made                                     Redemption Proceeds
    -------------------                               -------------------------
       First.........................................            5.0%
       Second........................................            4.0%
       Third.........................................            3.0%
       Fourth........................................            2.0%
       Fifth.........................................            1.0%
       Sixth.........................................            1.0%
       Seventh.......................................             None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

  Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

  You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

  In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                        Required Documentation

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be         A copy of the Social Security
considered disabled if he or she is       Administration award letter or a
unable to engage in any substantial       letter from a physician on the
gainful activity by reason of any         physician's letterhead stating that
medically determinable physical or        the shareholder (or, in the case of
mental impairment which can be            a trust, the grantor (a copy of the
expected to result in death or to be      trust agreement identifying the
of long-continued and indefinite          grantor will be required as well))
duration.                                 is permanently disabled. The letter
                                          must also indicate the date of
                                          disability.

Distribution from an IRA or 403(b)        A copy of the distribution form from
Custodial Account                         the custodial firm indicating (i)
                                          the date of birth of the shareholder
                                          and (ii) that the shareholder is
                                          over age 59 1/2 and is taking a
                                          normal distribution--signed by the
                                          shareholder.

Distribution from Retirement Plan         A letter signed by the plan
                                          administrator/trustee indicating the
                                          reason for the distribution.

Excess Contributions                      A letter from the shareholder (for
                                          an IRA) or the plan
                                          administrator/trustee on company
                                          letterhead indicating the amount of
                                          the excess and whether or not taxes
                                          have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Quantity Discount--Class B Shares Purchased Prior to August 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            Contingent Deferred Sales Charge
                                          as a Percentage of Dollars Invested
                                                 or Redemption Proceeds
                                         --------------------------------------
      Year Since Purchase
         Payment Made                    $500,001 to $1 million Over $1 million
      -------------------                ---------------------- ---------------
         First..........................          3.0%               2.0%
         Second.........................          2.0%               1.0%
         Third..........................          1.0%                 0%
         Fourth and thereafter..........            0%                 0%

  You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

Waiver of Contingent Deferred Sales Charge--Class C Shares

  Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

  If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, Pennsylvania 19101.

  In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

  Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

  The following money market funds participate in the Class A exchange privilege:

    Prudential California Municipal Fund
     (California Money Market Series)
    Prudential Government Securities Trust
     (Money Market Series)
     (U.S. Treasury Money Market Series)
    Prudential Municipal Series Fund
     (New Jersey Money Market Series)
     (New York Money Market Series)
    Prudential MoneyMart Assets, Inc. (Class A shares)
    Prudential Tax-Free Money Fund, Inc.

  Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

  Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

  Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

  The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential mutual funds which permit investment by the Prudential Securities Cash Balance Pension Plan.

  Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

Period of
Monthly Investments:                         $100,000 $150,000 $200,000 $250,000
--------------------                         -------- -------- -------- --------
25 Years....................................  $  105   $  158   $  210   $  263
20 Years....................................     170      255      340      424
15 Years....................................     289      438      578      722
10 Years....................................     547      820    1,093    1,366
5 Years.....................................   1,361    2,041    2,721    3,402

See "Automatic Investment Plan."
----------
/1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

/2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

  Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan

  A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

  In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

  The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

  Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

  Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          Tax-Deferred Compounding/1/

           Contributions                    Personal
           Made Over:                       Savings                                      IRA
           -------------                    --------                                   --------
           10 years                         $ 26,165                                   $ 31,291
           15 years                           44,675                                     58,649
           20 years                           68,109                                     98,846
           25 years                           97,780                                    157,909
           30 years                          135,346                                    244,692

----------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

  From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Trustees, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or the last bid price in the absence of an asked price) provided by more than one principal market maker. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Trustees.

  Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees) does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Fund is qualified as, intends to remain qualified as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

  Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

  In addition, the Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

  Gains or losses on sales of securities by the Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

  Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss.

  Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

  Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

  Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

  Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions may also be subject to state and local income taxes. Dividends and distributions may be subject to state and local income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

  Dividends received by corporate shareholders generally are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above), and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect in any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing through" to its shareholders any foreign income taxes paid.

  Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.

                            PERFORMANCE INFORMATION

  Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

  Average annual total return is computed according to the following formula:

                               P(1 + T) n = ERV

 Where: P = hypothetical initial payment of $1000.
        T = average annual total return.
        n = number of years.
        ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  Below are the average annual total returns for the Fund's share classes for the periods ended October 31, 2000.

                                                                Since
                                     1 Year  5 Years 10 Years Inception
                                     ------  ------- -------- ---------
      Class A....................... 11.72%   14.52%  15.19%    13.22%  (1-22-90)
      Class B....................... 11.71    14.73   14.90     11.61   (1-22-87)
      Class C....................... 14.54    14.61    N/A      13.37    (8-1-94)
      Class Z....................... 17.94     N/A     N/A      14.60    (3-1-96)

  Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV--P
                                       P

 Where: P = a hypothetical initial payment of $1000.
        ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  Below are the aggregate total returns for the Fund's share classes for the periods ended October 31, 2000.

                                                                 Since
                                     1 Year  5 Years  10 Years Inception
                                     ------  -------  -------- ---------
      Class A....................... 17.60%  107.31%   332.87%  301.01%  (1-22-90)
      Class B....................... 16.71    99.78    300.93   353.90   (1-22-87)
      Class C....................... 16.71    99.78     N/A     121.32    (8-1-94)
      Class Z....................... 17.94     N/A      N/A      88.93    (3-1-96)

  Advertising. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

  From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

  Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation./1/


                                    [GRAPH]

                        PERFORMANCE
                        COMPARISON OF DIFFERENT
                        TYPES OF INVESTMENTS
                        OVER THE LONG TERM
                        (12/31/1925-12/31/2000)

                        Common Stocks            11.1%
                        Long-Term Govt Bonds      5.3%
                        Inflation                 3.1%


/1/Source: Ibbotson Associates. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Prudential Value Fund

      Portfolio of Investments as of October 31, 2000

Shares         Description                                          Value (Note 1)
-------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.0%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  0.7%
     150,400   Boeing Co.                                           $     10,199,000
-------------------------------------------------------------------------------------
Agricultural Products  1.0%
     594,400   Monsanto Co.(a)(b)                                         15,157,200
-------------------------------------------------------------------------------------
Airlines  1.4%
     639,300   AMR Corp.(a)                                               20,937,075
-------------------------------------------------------------------------------------
Automobiles & Trucks  4.0%
      90,700   Borg-Warner Automotive, Inc.                                3,423,925
     191,800   Dana Corp.                                                  4,255,563
     441,602   Ford Motor Co.                                             11,536,852
     182,746   General Motors Corp.                                       11,353,095
     395,900   Navistar International Corp.(a)                            13,089,444
     548,700   Snap-On, Inc.                                              14,026,144
                                                                    ----------------
                                                                          57,685,023
-------------------------------------------------------------------------------------
Banks  5.1%
     413,200   Bank of America Corp.                                      19,859,425
     330,700   Bank One Corp.                                             12,070,550
     473,850   Chase Manhattan Corp.                                      21,560,175
     334,600   Comerica, Inc.                                             20,180,563
                                                                    ----------------
                                                                          73,670,713
-------------------------------------------------------------------------------------
Building & Construction  5.7%
     471,900   Centex Corp.(b)                                            17,460,300
     717,800   Hanson PLC., S.A., ADR (United Kingdom)                    18,842,250
     707,400   Kaufman & Broad Home Corp.(b)                              21,045,150
     343,900   Masco Corp.                                                 6,426,631
     582,600   Ryland Group, Inc.                                         18,788,850
                                                                    ----------------
                                                                          82,563,181
-------------------------------------------------------------------------------------
Chemicals  3.5%
     866,900   Dow Chemical Co.(b)                                        26,548,812
     844,500   Lyondell Chemical Co.                                      12,139,688

                                   B-45        See Notes to Financial Statements

Prudential Value Fund

      Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------
     717,328   Millennium Chemicals, Inc.                           $     11,566,914
                                                                    ----------------
                                                                          50,255,414
-------------------------------------------------------------------------------------
Communications Equipment  1.1%
     241,341   General Motors Corp. (Class 'H' Stock)                      7,819,448
     355,200   Motorola, Inc.                                              8,857,800
                                                                    ----------------
                                                                          16,677,248
-------------------------------------------------------------------------------------
Computers  2.7%
     525,500   Compaq Computer Corp.                                      15,980,455
     239,100   International Business Machines Corp.                      23,551,350
                                                                    ----------------
                                                                          39,531,805
-------------------------------------------------------------------------------------
Computer Software & Services  2.8%
     715,000   Computer Associates International, Inc.                    22,790,625
     540,410   Sabre Holdings Corp.(a)                                    18,069,959
                                                                    ----------------
                                                                          40,860,584
-------------------------------------------------------------------------------------
Diversfied Consumer Products  2.9%
     587,000   Eastman Kodak Co.                                          26,341,625
     705,400   R.R. Donnelley & Sons, Co.                                 15,166,100
                                                                    ----------------
                                                                          41,507,725
-------------------------------------------------------------------------------------
Financial Services  14.9%
     600,300   Associates First Capital Corp.                             22,286,137
     358,627   Bear, Stearns & Co. Inc.                                   21,741,762
     401,200   Countrywide Mortgage Investments, Inc.                     15,019,925
     465,600   Edwards (A.G.), Inc.                                       23,629,200
     659,000   Lehman Brothers Holdings, Inc.                             42,505,500
     725,000   PaineWebber Group, Inc.                                    51,656,250
     280,200   PNC Financial Services Group                               18,738,375
     500,000   Washington Mutual, Inc.                                    22,000,000
                                                                    ----------------
                                                                         217,577,149
-------------------------------------------------------------------------------------
Foods  3.0%
   1,525,320   Nabisco Group Holding Corp.                                44,043,615

See Notes to Financial Statements    B-46

Prudential Value Fund

      Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
-------------------------------------------------------------------------------------
Health Care Services  4.4%
     246,400   Aetna, Inc.                                          $     14,245,000
     302,300   HCA Healthcare Co.                                         12,073,106
   2,074,700   Humana, Inc.(a)                                            25,155,738
     320,100   Tenet Healthcare Corp.(a)                                  12,583,931
                                                                    ----------------
                                                                          64,057,775
-------------------------------------------------------------------------------------
Insurance  4.3%
     893,900   Allstate Corp.                                             35,979,475
     358,800   Aon Corp.                                                  14,867,775
     149,800   Lincoln National Corp.                                      7,246,575
     313,800   Selective Insurance Group, Inc.                             5,413,050
                                                                    ----------------
                                                                          63,506,875
-------------------------------------------------------------------------------------
Machinery & Equipment  0.4%
      90,100   Cascade Corp.                                               1,430,338
     135,000   Caterpillar, Inc.                                           4,733,437
                                                                    ----------------
                                                                           6,163,775
-------------------------------------------------------------------------------------
Metals  4.4%
   1,422,998   Alcoa Inc.                                                 40,822,255
     153,600   Phelps Dodge Corp.                                          7,180,800
     540,200   Stillwater Mining Co.(a)                                   15,665,800
                                                                    ----------------
                                                                          63,668,855
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.8%
   1,447,600   Xerox Corp.                                                12,214,125
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  1.4%
      64,700   Amerada Hess Corp.                                          4,011,400
     459,200   Conoco, Inc.                                               11,853,100
     178,200   USX - Marathon Group                                        4,844,813
                                                                    ----------------
                                                                          20,709,313

                                   B-47        See Notes to Financial Statements

Prudential Value Fund

      Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
-------------------------------------------------------------------------------------
Oil Services  3.7%
     580,800   ENSCO International, Inc.                            $     19,311,600
   1,924,900   McDermott International, Inc.                              18,647,469
     443,100   Noble Affiliates, Inc.                                     16,256,231
                                                                    ----------------
                                                                          54,215,300
-------------------------------------------------------------------------------------
Paper & Forest Products  3.6%
     779,100   Georgia-Pacific Corp.                                      20,938,312
     973,900   Longview Fibre Co.                                         13,269,388
     822,600   Louisiana-Pacific Corp.                                     6,992,100
     308,200   Rayonier, Inc.                                             10,844,788
                                                                    ----------------
                                                                          52,044,588
-------------------------------------------------------------------------------------
Pharmaceuticals  0.6%
      96,700   Merck & Co., Inc.                                           8,696,956
-------------------------------------------------------------------------------------
Real Estate Investment Trust  5.5%
     325,900   Boston Properties, Inc.                                    13,198,950
     893,900   Crescent Real Estate Equities Co.                          17,989,738
     568,600   Equity Residential Properties Trust                        26,759,737
     626,900   Vornado Realty Trust                                       21,823,956
                                                                    ----------------
                                                                          79,772,381
-------------------------------------------------------------------------------------
Restaurants  0.8%
     395,600   McDonald's Corp.                                           12,263,600
-------------------------------------------------------------------------------------
Retail  2.0%
     124,000   CVS Corp.                                                   6,564,250
     244,300   Dillard's, Inc.                                             2,565,150
     582,300   Federated Department Stores, Inc.(a)                       18,961,144
                                                                    ----------------
                                                                          28,090,544
-------------------------------------------------------------------------------------
Steel  0.9%
     598,200   AK Steel Holding Corp.(b)                                   5,533,350
     483,000   USX Corp.-U.S. Steel Group                                  7,697,813
                                                                    ----------------
                                                                          13,231,163

See Notes to Financial Statements    B-48

Prudential Value Fund

      Portfolio of Investments as of October 31, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
-------------------------------------------------------------------------------------
Telephones  6.3%
     361,800   AT&T Corp.                                           $      8,389,237
     244,200   CenturyTel, Inc.                                            9,401,700
     247,700   SBC Communications, Inc.                                   14,289,194
     741,300   Sprint Corp.                                               18,903,150
     274,900   Verizon Communications                                     15,892,656
   1,047,100   WorldCom, Inc.                                             24,868,625
                                                                    ----------------
                                                                          91,744,562
-------------------------------------------------------------------------------------
Tobacco  3.2%
     724,100   Philip Morris Companies, Inc.                              26,520,162
     541,540   R.J. Reynolds Tobacco Holdings Inc.                        19,360,055
                                                                    ----------------
                                                                          45,880,217
-------------------------------------------------------------------------------------
Utilities  2.4%
     321,100   Exelon Corp.                                               19,306,137
     643,800   NiSource Inc.(b)                                           16,054,763
                                                                    ----------------
                                                                          35,360,900
-------------------------------------------------------------------------------------
Waste Management  0.5%
     337,400   Waste Management, Inc.                                      6,748,000
                                                                    ----------------
               Total common stocks
                (cost $1,151,423,074)                                  1,369,034,661
                                                                    ----------------
               Total long-term investments (cost $1,151,423,074)       1,369,034,661
                                                                    ----------------
SHORT-TERM INVESTMENTS  4.9%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Commercial Paper  4.0%
               Phillips Petroleum Co.
$     12,000   6.72%, 11/15/00(c)                                         11,968,640
               Salomon Smith Barney Inc.
       6,000   6.51%, 11/8/00(c)                                           5,992,405

                                   B-49        See Notes to Financial Statements

Prudential Value Fund

      Portfolio of Investments as of October 31, 2000 Cont'd.

Principal
Amount
(000)         Description                                           Value (Note 1)
-------------------------------------------------------------------------------------
              Sears Roebuck & Co.
$     1,700   6.70%, 11/6/00(c)                                     $      1,678,437
      2,600   6.75%, 11/16/00(c)                                           2,592,687
      3,500   6.85%, 11/1/00(c)                                            3,480,000
              Sprint Capital Corp.
      2,500   6.69%, 11/10/00(c)                                           2,450,894
              Tennessee Gas
     14,320   6.72%, 12/6/00(c)                                           14,226,443
              TRW Inc.
      2,000   6.71%, 11/17/00(c)                                           1,994,035
              Viacom Inc.
     13,500   6.85%, 11/1/00(c)                                           13,500,000
                                                                    ----------------
              Total commercial paper (cost $57,883,541)                   57,883,541
                                                                    ----------------
-------------------------------------------------------------------------------------
Repurchase Agreement  0.9%
     12,950   Joint Repurchase Agreement Account,
               6.55%, 11/1/00
               (cost $12,950,000; Note 5)                                 12,950,000
                                                                    ----------------
              Total short-term investments (cost $70,833,541)             70,833,541
                                                                    ----------------
              Total Investments  98.9%
               (cost $1,222,256,615; Note 4)                           1,439,868,202
              Other assets in excess of liabilities  1.1%                 16,155,733
                                                                    ----------------
              Net Assets  100%                                      $  1,456,023,935
                                                                    ================

------------------------------
(a) Non-income producing security.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
PLC--Public Limited Company.
See Notes to Financial Statements     B-50

Prudential Value Fund

      Statement of Assets and Liabilities

                                                                  October 31, 2000
------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,222,256,615)                        $1,439,868,202
Cash                                                                      139,667
Receivable for investments sold                                        91,742,825
Dividends and interest receivable                                       1,771,923
Receivable for Fund shares sold                                           508,025
Receivable for securities lending                                         462,224
Prepaid expenses                                                           25,413
                                                                  ----------------
      Total assets                                                  1,534,518,279
                                                                  ----------------
LIABILITIES
Payable to broker for collateral for securities on loan                57,449,650
Payable for investments purchased                                      15,037,014
Payable for Fund shares reacquired                                      3,318,018
Securities lending rebate payable                                         794,391
Distribution fee payable                                                  666,735
Management fee payable                                                    622,518
Accrued expenses                                                          606,018
                                                                  ----------------
      Total liabilities                                                78,494,344
                                                                  ----------------
NET ASSETS                                                         $1,456,023,935
                                                                  ================
Net assets were comprised of:
   Shares of beneficial interest, at par                           $      789,576
   Paid-in capital in excess of par                                 1,145,241,569
                                                                  ----------------
                                                                    1,146,031,145
   Undistributed net investment income                                  3,948,546
   Accumulated net realized gains                                      88,432,657
   Net unrealized appreciation on investments                         217,611,587
                                                                  ----------------
Net assets, October 31, 2000                                       $1,456,023,935
                                                                  ================

                                   B-51       See Notes to Financial Statements

Prudential Value Fund

      Statement of Assets and Liabilities Cont'd.

                                                                  October 31, 2000
-----------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($634,991,095 / 34,346,885 shares of beneficial interest
      issued and outstanding)                                              $18.49
   Maximum sales charge (5% of offering price)                                .97
                                                                  ---------------
   Maximum offering price to public                                        $19.46
                                                                  ===============
Class B:
   Net asset value, offering price and redemption price per
      share ($639,755,239 / 34,810,604 shares of beneficial
      interest issued and outstanding)                                     $18.38
                                                                  ===============
Class C:
   Net asset value and redemption price per share
      ($28,031,905 / 1,525,289 shares of beneficial interest
      issued and outstanding)                                              $18.38
   Sales charge (1% of offering price)                                        .19
                                                                  ---------------
   Offering price to public                                                $18.57
                                                                  ===============
Class Z:
   Net asset value, offering price and redemption price per
      share ($153,245,696 / 8,274,807 shares of beneficial
      interest issued and outstanding)                                     $18.52
                                                                  ===============

See Notes to Financial Statements     B-52

Prudential Value Fund

      Statement of Operations

                                                                        Year
                                                                        Ended
                                                                  October 31, 2000
-----------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $279,767)         $ 43,252,730
   Interest                                                            2,127,236
   Income from securities loaned, (net)                                  407,849
                                                                  --------------
      Total income                                                    45,787,815
                                                                  --------------
Expenses
   Management fee                                                      7,960,211
   Distribution fee--Class A                                           1,427,621
   Distribution fee--Class B                                           7,787,217
   Distribution fee--Class C                                             277,821
   Transfer agent's fees and expenses                                  4,895,000
   Reports to shareholders                                               496,000
   Custodian's fees and expenses                                         180,000
   Registration fees                                                     129,000
   Legal fees and expenses                                                65,000
   Insurance                                                              30,000
   Trustees' fees and expenses                                            26,000
   Audit fee                                                              25,000
   Miscellaneous                                                          28,154
                                                                  --------------
      Total operating expenses                                        23,327,024
      Loan interest expense                                               24,905
                                                                  --------------
      Total expenses                                                  23,351,929
                                                                  --------------
Net investment income                                                 22,435,886
                                                                  --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
   CURRENCIES
Net realized gain on:
   Investment transactions                                           125,879,403
                                                                  --------------
Net change in unrealized appreciation of:
   Investments                                                        77,604,439
   Foreign currencies                                                        875
                                                                  --------------
                                                                      77,605,314
                                                                  --------------
Net gain on investments and foreign currencies                       203,484,717
                                                                  --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $225,920,603
                                                                  ==============

                                   B-53        See Notes to Financial Statements

Prudential Value Fund

      Statement of Changes in Net Assets

                                                       Year                Year
                                                       Ended               Ended
                                                 October 31, 2000    October 31, 1999
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                          $   22,435,886      $   26,176,349
   Net realized gain (loss) on investments and
      foreign currency transactions                  125,879,403         216,506,120
   Net change in unrealized appreciation
      (depreciation) of investments and
      foreign currencies                              77,605,314        (142,075,336)
                                                 ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                      225,920,603         100,607,133
                                                 ----------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                         (8,414,130)        (11,212,454)
      Class B                                         (7,631,516)        (11,757,902)
      Class C                                           (265,034)           (360,445)
      Class Z                                         (2,338,544)         (2,845,548)
                                                 ----------------    ----------------
                                                     (18,649,224)        (26,176,349)
                                                 ----------------    ----------------
   Dividends in excess of net investment income
      Class A                                                 --          (1,032,878)
      Class B                                                 --          (1,796,239)
      Class C                                                 --             (55,705)
      Class Z                                                 --            (189,062)
                                                 ----------------    ----------------
                                                              --          (3,073,884)
                                                 ----------------    ----------------
   Distributions from net realized gains
      Class A                                        (72,440,679)        (36,735,180)
      Class B                                       (117,327,735)        (73,406,073)
      Class C                                         (3,915,411)         (2,177,750)
      Class Z                                        (16,674,813)         (7,944,744)
                                                 ----------------    ----------------
                                                    (210,358,638)       (120,263,747)
                                                 ----------------    ----------------

See Notes to Financial Statements      B-54

Prudential Value Fund

      Statement of Changes in Net Assets Cont'd.

                                                       Year                Year
                                                       Ended               Ended
                                                 October 31, 2000    October 31, 1999
-------------------------------------------------------------------------------------
Fund share transactions (net of share conversions)
   (Note 6)
   Proceeds from shares sold                      $  390,599,191      $  495,723,387
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                  213,734,690         138,241,458
   Cost of shares reacquired                        (941,250,989)       (908,444,366)
                                                 ----------------    ----------------
   Net increase (decrease) in net assets from
      Fund share transactions                       (336,917,108)       (274,479,521)
                                                 ----------------    ----------------
Total increase (decrease)                           (340,004,367)       (323,386,368)
NET ASSETS
Beginning of year                                  1,796,028,302       2,119,414,670
                                                 ----------------    ----------------
End of year(a)                                    $1,456,023,935      $1,796,028,302
                                                 ================    ================
(a) Includes undistributed net investment
    income of                                     $    3,948,546      $           --
                                                 ----------------    ----------------

                                   B-55        See Notes to Financial Statements

Prudential Value Fund

       Notes to Financial Statements

      Prudential Value Fund (the 'Fund'), formerly known as Prudential Equity Income Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The investment objective of the Fund is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the NYSE Composite Index. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Investments in securities traded on a national
securities exchange (or reported on the Nasdaq national market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value, are valued in accordance with procedures adopted by the Fund's Board of Trustees.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Prudential Value Fund

      Notes to Financial Statements Cont'd.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Prudential Value Fund

      Notes to Financial Statements Cont'd.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of distributions from Real Estate Investment Trusts.

      Securities Lending:    The Fund may lend securities to broker-dealers. The
loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with the American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $161,884, decrease accumulated net realized gains on investments by $35,576,564 and increase paid-in capital by $35,414,680 for redemptions utilized as distributions for federal income tax purposes and reclassification of dividend income. Net investment income, net realized gains and net assets were not affected by these changes.

Prudential Value Fund

      Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund from November 1, 1999 through September 6, 2000. Effective September 7, 2000, the Board of Trustees terminated the subadvisory agreement with PIC, and PIFM entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'), pursuant to which Jennison is paid under the same terms as PIC was paid by PIFM. PIFM paid for the services of PIC and Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion.

      Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. From January 1, through September 6, 2000, the subadvisory fee paid to PIC, and from September 7 through October 31, 2000, the subadvisory fee paid to Jennison, by PIFM, was computed daily and payable monthly at an annual rate of .30 of 1% of the Fund's average daily net assets up to $500 million, .238 of 1% of the next $500 million, .214 of 1% of the next $500 million and .191 of 1% of the average daily net assets in excess of $1.5 billion. The change in subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares for the year ended October 31, 2000, respectively.

Prudential Value Fund

      Notes to Financial Statements Cont'd.

      PIMS has advised the Fund that it has received approximately $171,300 and $15,500 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended October 31, 2000, it received approximately $1,831,300 and $9,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC, PIMS and Jennison are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 2000, the Fund incurred fees of approximately $3,965,000 for the services of PMFS. As of October 31, 2000, approximately $297,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Prudential Securities Incorporated ('PSI'), which is an indirect wholly owned subsidiary of Prudential, is the securities lending agent for the Fund. For the year ended October 31, 2000, PSI has been compensated approximately $117,600 for these services, of which $15,248 is payable to PSI as of October 31, 2000.

      For the year ended October 31, 2000, PSI earned approximately $121,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2000 were $958,893,626 and $1,576,805,762, respectively.

      The cost basis of investments for federal income tax purposes at October 31, 2000 was $1,224,529,246 and, accordingly, net unrealized appreciation for federal income tax purposes was $215,338,956 (gross unrealized appreciation--$314,589,318; gross unrealized depreciation--$99,250,362).

      As of October 31, 2000, the Fund had securities on loan with an aggregate market value of $56,964,153. The Fund received $57,449,650 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Prudential Value Fund

      Notes to Financial Statements Cont'd.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 2000, the Fund had a 2% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $12,950,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

      ABN AMRO Incorporated, 6.56%, in the principal amount of $150,000,000, repurchase price $150,027,333, due 11/1/00. The value of the collateral including accrued interest was $153,000,176.

      Bear, Stearns & Co. Inc., 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $184,628,570.

      Chase Securities Inc., 6.56%, in the principal amount of $115,000,000, repurchase price $115,020,956, due 11/1/00. The value of the collateral including accrued interest was $117,304,831.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.375%, in the principal amount of $43,782,000, repurchase price $43,789,753, due 11/1/00. The value of the collateral including accrued interest was $44,659,885.

      UBS Warburg, 6.56%, in the principal amount of $175,000,000, repurchase price $175,031,889, due 11/1/00. The value of the collateral including accrued interest was $178,501,724.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Prudential Value Fund

      Notes to Financial Statements Cont'd.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into four classes, designated Class A, Class B, Class C and Class Z.

      Transactions in shares of beneficial interest were as follows:

Class A                                                        Shares          Amount
-------                                                     -----------    -------------
Year ended October 31, 2000:
Shares sold                                                  16,239,578    $ 271,651,321
Shares issued in reinvestment of dividends and
  distributions                                               4,655,162       74,741,526
Shares reacquired                                           (29,324,857)    (487,357,080)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (8,430,117)    (140,964,233)
Shares issued upon conversion from Class B                    8,585,962      146,809,863
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   155,845    $   5,845,630
                                                            ===========    =============
Year ended October 31, 1999:
Shares sold                                                  16,694,821    $ 317,280,599
Shares issued in reinvestment of dividends and
  distributions                                               2,467,403       44,364,034
Shares reacquired                                           (22,063,847)    (415,812,468)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (2,901,623)     (54,167,835)
Shares issued upon conversion from Class B                    2,822,586       53,289,360
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (79,037)   $    (878,475)
                                                            ===========    =============
Class B
-------
Year ended October 31, 2000:
Shares sold                                                   3,064,228    $  50,419,268
Shares issued in reinvestment of dividends and
  distributions                                               7,244,525      115,969,688
Shares reacquired                                           (22,608,200)    (368,841,352)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (12,299,447)    (202,452,396)
Shares reacquired upon conversion into Class A               (8,623,583)    (146,809,863)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (20,923,030)   $(349,262,259)
                                                            ===========    =============
Year ended October 31, 1999:
Shares sold                                                   5,716,752    $ 108,733,754
Shares issued in reinvestment of dividends and
  distributions                                               4,509,403       80,447,105
Shares reacquired                                           (21,658,431)    (404,250,026)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (11,432,276)    (215,069,167)
Shares reacquired upon conversion into Class A               (2,833,175)     (53,289,360)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (14,265,451)   $(268,358,527)
                                                            ===========    =============

Prudential Value Fund

      Notes to Financial Statements Cont'd.

Class C                                                        Shares          Amount
-------                                                     -----------    -------------
Year ended October 31, 2000:
Shares sold                                                     585,057    $   9,888,624
Shares issued in reinvestment of dividends and
  distributions                                                 253,477        4,057,806
Shares reacquired                                            (1,178,817)     (19,309,480)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (340,283)   $  (5,363,050)
                                                            ===========    =============
Year ended October 31, 1999:
Shares sold                                                     736,586    $  14,065,037
Shares issued in reinvestment of dividends and
  distributions                                                 139,408        2,487,645
Shares reacquired                                            (1,055,951)     (19,790,850)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (179,957)   $  (3,238,168)
                                                            ===========    =============
Class Z
-------
Year ended October 31, 2000:
Shares sold                                                   3,548,279    $  58,639,978
Shares issued in reinvestment of dividends and
  distributions                                               1,180,252       18,965,670
Shares reacquired                                            (3,982,546)     (65,743,077)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   745,985    $  11,862,571
                                                            ===========    =============
Year ended October 31, 1999:
Shares sold                                                   2,860,602    $  55,643,997
Shares issued in reinvestment of dividends and
  distributions                                                 607,453       10,942,674
Shares reacquired                                            (3,605,044)     (68,591,022)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (136,989)   $  (2,004,351)
                                                            ===========    =============

Note 7. Borrowings
The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility.

      The Fund utilized the line of credit during the year ended October 31, 2000. The average daily balance the Fund had outstanding during the year was approximately $6,041,211 at a weighted average interest rate of approximately 6.31%.

Prudential Value Fund

      Notes to Financial Statements Cont'd.

Note 8. Change in Subadvisor
On November 28, 2000, the Board of Trustees approved a change in the subadvisor of the Fund from Jennison to Deutsche Asset Management Inc. and Key Asset Management Inc. Each will replace Jennison as to a portion of the Fund's assets effective in early February 2001.

Prudential Value Fund

      Financial Highlights

                                                                      Class A
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  18.12
                                                                  ------------
Income from investment operations
Net investment income                                                      .31
Net realized and unrealized gain (loss) on investment
   transactions                                                           2.49
                                                                  ------------
   Total from investment operations                                       2.80
                                                                  ------------
Less distributions
Dividends from net investment income                                     (.25)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                   (2.18)
                                                                  ------------
   Total distributions                                                  (2.43)
                                                                  ------------
Net asset value, end of year                                          $  18.49
                                                                  ============
TOTAL RETURN(a):                                                         17.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $634,991
Average net assets (000)                                              $571,048
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(b)                                                             1.16%
   Expenses, excluding distribution and service (12b-1) fees               .91%
   Net investment income                                                  1.83%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  64%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) The distributor of the Fund has agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

                                  B-65         See Notes to Financial Statements

Prudential Value Fund

       Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended October 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  18.63             $  21.00             $  15.43             $  14.40
    --------             --------             --------             --------
         .33                  .45                  .45                  .47
         .58                 (.49)                6.29                 1.75
    --------             --------             --------             --------
         .91                 (.04)                6.74                 2.22
    --------             --------             --------             --------
        (.33)                (.44)                (.43)                (.49)
        (.03)                  --                   --                   --
       (1.06)               (1.89)                (.74)                (.70)
    --------             --------             --------             --------
       (1.42)               (2.33)               (1.17)               (1.19)
    --------             --------             --------             --------
    $  18.12             $  18.63             $  21.00             $  15.43
    ========             ========             ========             ========
        5.03%                (.65)%              45.68%               15.97%
    $619,469             $638,547             $570,146             $341,717
    $653,798             $655,776             $454,892             $310,335
        1.02%                 .91%                 .94%                 .98%
         .77%                 .66%                 .69%                 .73%
        1.71%                2.19%                2.32%                3.26%
          17%                  22%                  36%                  36%



See Notes to Financial Statements      B-66

Prudential Value Fund

      Financial Highlights Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2000
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  18.06
                                                                      --------
Income from investment operations
Net investment income                                                      .20
Net realized and unrealized gain (loss) on investment
transactions                                                              2.46
                                                                      --------
   Total from investment operations                                       2.66
                                                                      --------
Less distributions
Dividends from net investment income                                     (.16)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                   (2.18)
                                                                      --------
   Total distributions                                                  (2.34)
                                                                      --------
Net asset value, end of year                                          $  18.38
                                                                      ========
TOTAL RETURN(a):                                                         16.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $639,755
Average net assets (000)                                              $778,722
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.91%
   Expenses, excluding distribution and service (12b-1) fees               .91%
   Net investment income                                                  1.13%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.


                                   B-67        See Notes to Financial Statements

Prudential Value Fund

      Financial Highlights Cont'd.

                                       Class B
--------------------------------------------------------------------------------
                               Year Ended October 31,
--------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
--------------------------------------------------------------------------------
   $    18.57           $    20.93           $    15.39            $  14.36
   ----------           ----------           ----------            --------
          .19                  .29                  .29                 .39
          .58                 (.48)                6.29                1.71
   ----------           ----------           ----------            --------
          .77                 (.19)                6.58                2.10
   ----------           ----------           ----------            --------
         (.19)                (.28)                (.30)               (.37)
         (.03)                  --                   --                  --
        (1.06)               (1.89)                (.74)               (.70)
   ----------           ----------           ----------            --------
        (1.28)               (2.17)               (1.04)              (1.07)
   ----------           ----------           ----------            --------
   $    18.06           $    18.57           $    20.93            $  15.39
   ==========           ==========           ==========            ========
         4.25%               (1.35)%              44.60%              15.12%
   $1,006,346           $1,299,962           $1,250,216            $929,948
   $1,200,663           $1,391,826           $1,072,118            $951,220
         1.77%                1.66%                1.69%               1.73%
          .77%                 .66%                 .69%                .73%
          .98%                1.44%                1.60%               2.51%


See Notes to Financial Statements     B-68

Prudential Value Fund

      Financial Highlights Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2000
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  18.06
                                                                      --------
Income from investment operations
Net investment income                                                      .19
Net realized and unrealized gain (loss) on investment
transactions                                                              2.47
                                                                      --------
  Total from investment operations                                        2.66
                                                                      --------
Less distributions
Dividends from net investment income                                     (.16)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                   (2.18)
                                                                      --------
      Total distributions                                               (2.34)
                                                                      --------
Net asset value, end of year                                          $  18.38
                                                                      ========
TOTAL RETURN(a):                                                         16.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 28,032
Average net assets (000)                                              $ 27,782
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.91%
   Expenses, excluding distribution and service (12b-1) fees               .91%
   Net investment income                                                  1.10%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
                                   B-69        See Notes to Financial Statements

Prudential Value Fund

      Financial Highlights Cont'd.

                                       Class C
--------------------------------------------------------------------------------
                               Year Ended October 31,
--------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
--------------------------------------------------------------------------------
    $  18.57             $  20.93             $  15.39              $14.36
    --------             --------             --------             -------
         .19                  .30                  .37                 .38
         .58                 (.49)                6.21                1.72
    --------             --------             --------             -------
         .77                 (.19)                6.58                2.10
    --------             --------             --------             -------
        (.19)                (.28)                (.30)               (.37)
        (.03)                  --                   --                  --
       (1.06)               (1.89)                (.74)               (.70)
    --------             --------             --------             -------
       (1.28)               (2.17)               (1.04)              (1.07)
    --------             --------             --------             -------
    $  18.06             $  18.57             $  20.93              $15.39
    ========             ========             ========             =======
        4.25%               (1.35)%              44.60%              15.12%
    $ 33,685             $ 37,988             $ 17,911              $8,511
    $ 36,981             $ 31,345             $ 11,432              $6,730
        1.77%                1.66%                1.69%               1.73%
         .77%                 .66%                 .69%                .73%
         .98%                1.47%                1.53%               2.51%

See Notes to Financial Statements      B-70

Prudential Value Fund

      Financial Highlights Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                     Year Ended
                                                                  October 31, 2000
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $  18.13
                                                                      --------
Income from investment operations
Net investment income                                                      .35
Net realized and unrealized gain (loss) on investment
transactions                                                              2.50
                                                                      --------
   Total from investment operations                                       2.85
                                                                      --------
Less distributions
Dividends from net investment income                                     (.28)
Dividends in excess of net investment income                                --
Distributions from net realized gains                                   (2.18)
                                                                      --------
      Total distributions                                               (2.46)
                                                                      --------
Net asset value, end of year                                          $  18.52
                                                                      ========
TOTAL RETURN(a):                                                         17.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $153,246
Average net assets (000)                                              $141,384
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .91%
   Expenses, excluding distribution and service (12b-1) fees               .91%
   Net investment income                                                  2.07%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
                                   B-71        See Notes to Financial Statements

Prudential Value Fund

      Financial Highlights Cont'd.

                                    Class Z
----------------------------------------------------------------------------------
                  Year Ended October 31,                        March 1, 1996(c)
----------------------------------------------------------           Through
      1999                 1998                 1997             October 31,1996
----------------------------------------------------------------------------------
    $  18.64             $  21.00             $  15.42              $   15.13
    --------             --------             --------              ---------
         .38                  .52                  .36                    .38
         .58                 (.51)                6.43                    .30
    --------             --------             --------              ---------
         .96                  .01                 6.79                    .68
    --------             --------             --------              ---------
        (.38)                (.48)                (.47)                  (.39)
        (.03)                  --                   --                     --
       (1.06)               (1.89)                (.74)                    --
    --------             --------             --------              ---------
       (1.47)               (2.37)               (1.21)                  (.39)
    --------             --------             --------              ---------
    $  18.13             $  18.64             $  21.00              $   15.42
    ========             ========             ========              =========
        5.28%                (.40)%              46.12%                  4.55%
    $136,529             $142,918             $ 74,956              $  44,509
    $144,747             $103,474             $ 57,369              $  24,641
         .77%                 .66%                 .69%                   .73%(b)
         .77%                 .66%                 .69%                   .73%(b)
        1.97%                2.49%                2.58%                  3.51%(b)

See Notes to Financial Statements      B-72

Prudential Value Fund

      Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Value Fund (the 'Fund'), formerly, Prudential Equity Income Fund, at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 5, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 15, 2000

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

Debt Ratings

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

  Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  . Leading market positions in well-established industries.

  . High rates of return on funds employed.

  . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  . Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

Long-Term Issue Credit Ratings

  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: An obligation rated B is more vulnerable to nonpayment than obligations rated "BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC: An obligation rated CC is currently highly vulnerable to nonpayment.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH, INC.,

International Long-Term Credit Ratings

  AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC, CC: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

Short-Term Debt Ratings

  F1: Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  Plus (+) or minus (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F1.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

Asset Allocation

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

  Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II--HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  The following chart shows the long-term performance of various asset classes and the rate of inflation.

             Each Investment Provides a Different Opportunity


                                    [GRAPH]

            Value of $1.00 invested on 1/1/1926 through 12/31/2000
               Small Stocks                $6,402.23
               Common Stocks               $2,586.52
               Long-Term Bonds             $   48.86
               Treasury Bills              $   16.56
               Inflation                   $    9.75


Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P 500 Composite Stock Price Index, a market-weighted, unmanaged index 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1990 through 2000. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary-Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.



           Historical Total Returns of Different Bond Market Sectors

YEAR      1990  1991  1992  1993  1994   1995  1996  1997  1998   1999     2000

U.S.
Govern-
ment
Treasury
Bonds/1/   8.5% 15.3%  7.2% 10.7% (3.4)% 18.4%  2.7%  9.6% 10.0% (2.55)%  13.52%

U.S.
Govern-
ment
Mortgage
Securi-
ties/2/   10.7% 15.7%  7.0%  6.8% (1.6)% 16.8%  5.4%  9.5%  7.0%  1.86%  11.16%

U.S. In-
vestment
Grade
Corpor-
ate
Bonds/3/   7.1% 18.5%  8.7% 12.2% (3.9)% 22.3%  3.3% 10.2%  8.5% (1.96)%  9.39%

U.S.
High
Yield
Bonds/4/ (9.6)% 46.2% 15.8% 17.1% (1.0)% 19.2% 11.4% 12.8%  1.6%  2.39%  (5.86)%

World
Govern-
ment
Bonds/5/  15.3% 16.2%  4.8% 15.1%  6.0%  19.6%  4.1% (4.3)% 5.3% (5.07)% (2.63)%

Differ-
ence
between
highest
and
lowest
returns
percent   24.9% 30.9% 11.0% 10.3%  9.9%   5.5%  8.7% 17.1%  8.4%  7.46%   19.10%


----------
/1/Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.
/4/Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
/5/Salomon Smith Barney World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the
performance of major world stock
markets for the period from December
31, 1985 through December 31, 2000.
It does not represent the
performance of any Prudential mutual
fund.



                                    [GRAPH]

Average Annual Total Returns of Major World Stock Markets
(12/31/1985 - 12/31/2000)(in U.S. dollars)

                              Sweden       19.12%
                              Hong Kong    17.63%
                              Spain        17.30%
                              Netherland   16.96%
                              France       16.08%
                              Belgium      15.65%
                              USA          15.08%
                              Switzerland  14.91%
                              Europe       14.44%
                              U.K.         14.30%
                              Denmark      13.93%
                              Sing/Mlysia  11.55%
                              Germany      11.09%
                              Canada       10.71%
                              Italy        10.49%
                              Australia    10.09%
                              Norway        8.23%
                              Japan         6.55%
                              Austria       5.70%


Source: Morgan Stanley Capital
International (MSCI) and Lipper Inc.
as of 12/31/00. Used with
permission. Morgan Stanley Country
indices are unmanaged indices which
include those stocks making up the
largest two-thirds of each country's
total stock market capitalization.
Returns reflect the reinvestment of
all distributions. This chart is for
illustrative purposes only and is
not indicative of the past, present
or future performance of any
specific investment. Investors
cannot invest directly in stock
indexes.
                                          This chart shows the growth of a
                                          hypothetical $10,000 investment made
                                          in the stocks representing the S&P
                                          500 stock index with and without
                                          reinvested dividends.


                                    [GRAPH]

                Capital Appreciation and       Capital Appreciation
                 Reinvesting Dividends                Only

        1971               0                       $414,497
        2000               0                       $143,308


                                          Source: Lipper Inc. Used with
                                          permission. All rights reserved.
                                          This chart is used for illustrative
                                          purposes only and is not intended to
                                          represent the past, present or
                                          future performance of any Prudential
                                          mutual fund. Common stock total
                                          return is based on the Standard &
                                          Poor's 500 Stock Index, a market-
                                          value-weighted index made up of 500
                                          of the largest stocks in the U.S.
                                          based upon their stock market value.
                                          Investors cannot invest directly in
                                          indexes.

                  ------------------------------------------



                                    [GRAPH]

                  World Stock Market Capitalization by Region
                          World Total: $19.0 Trillion

                            Canada             2.4%
                            U.S.              50.6%
                            Europe            33.6%
                            Pacific Basin     13.4%

                   Source: Morgan Stanley Capital
                   International, December 31, 2000. Used
                   with permission. This chart represents
                   the capitalization of major world
                   stock markets as measured by the
                   Morgan Stanley Capital International
                   (MSCI) World Index. The total market
                   capitalization is based on the value
                   of approximately 1600 companies in 22
                   countries (representing approximately
                   60% of the aggregate market value of
                   the stock exchanges). This chart is
                   for illustrative purposes only and
                   does not represent the allocation of
                   any Prudential mutual fund.

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


                                    [GRAPH]

           Long Term U.S. Treasury Bond Yield in Percent (1926-2000)

------------------------------------------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2000. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

                                    PART C

                               OTHER INFORMATION

Item 23. Exhibits.

    (a) (1) Amended and Restated Declaration of Trust. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 1994 (File No. 33-9269).

          (2) Amended Certificate of Designation. Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

    (b) Amended By-laws. Incorporated by reference to Exhibit (b) to Post Effective Amendment No. 22 to the Registration Statement of Form N-1A filed via EDGAR on July 20, 2000 (File No. 33-9269).

    (c) (1) Specimen receipt for shares of beneficial interest, $.01 par value. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-9269).

          (2) Instruments Defining Rights of Shareholders. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1993 (File No. 33-9269).

    (d) (1) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC.*

          (2) Subadvisory Agreement between Prudential Investments Fund Management LLC and Jennison Associates LLC.*

          (3) Subadvisory Agreement between Prudential Investments Fund Management LLC and Deutsche Asset Management, Inc.*

          (4) Subadvisory Agreement between Prudential Investments Fund Management LLC and Key Asset Management Inc.*

    (e) (1) Distribution Agreement with Prudential Investment Management Services LLC. Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

          (2) Selected Dealer Agreement. Incorporated by reference to Exhibit
          (e)(2) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

    (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-9269).

          (2) Amendment to Custodian Contract. Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on January 20, 2000 (File No. 33-9269).

    (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-9269).

          (2) Amendment to Transfer Agency Agreement. Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on January 20, 2000 (File No. 33-9269).

    (i) (1) Opinion and consent of Counsel. Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on January 20, 2000 (File No. 33-9269).

          (2) Consent of Counsel.*

    (j)   Consent of independent accountants.*

    (m) (1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

          (2) Amended and Restated Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

          (3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-9269).

    (n) Amended Rule 18f-3 Plan. Incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-
          9269).

    (p)   (1) Fund's Amended Code of Ethics.*

          (2) Manager's, Former Subadviser's and Distributor's Amended Code of Ethics.*

          (3) Jennison Associates LLC's Code of Ethics.*

          (4) Deutsche Asset Management, Inc.'s Code of Ethics.*

          (5) Key Asset Management Inc.'s Code of Ethics.*

----------
  *Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant.

  None.

Item 25. Indemnification.

  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article V, Sections 5.2 and 5.3 of the Declaration of Trust (Exhibit a(1) to the Registration Statement) and to
Article X of the Fund's By-Laws (Exhibit b to the Registration Statement), officers, Trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, Trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit e to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

  The Registrant maintains an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

  Section 8 of the Management Agreement (Exhibit d(1) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibit d(2), (3) and
(4) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and Jennison Associates LLC, Deutsche Asset Management, Inc. and Key Asset Management Inc., respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

  The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. Business and Other Connections of Investment Adviser.

  (a) Prudential Investments Fund Management LLC

  See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

  The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

 Name and Address      Position with PIFM    Principal Occupations
 ----------------      ------------------    ---------------------
 David R. Odenath, Jr. Officer in Charge,    Officer in Charge, President, Chief Executive Officer
                       President, Chief       and Chief Operating
                       Executive              Officer, PIFM; Senior Vice President, The Prudential
                       Officer and Chief      Insurance Company of America (Prudential)
                       Operating
                       Officer
 Robert F. Gunia       Executive Vice        Executive Vice President and Chief Administrative
                       President              Officer, PIFM; Vice President, Prudential; President,
                       and Chief              Prudential Investment Management Services LLC (PIMS)
                       Administrative
                       Officer
 William V. Healey     Executive Vice        Executive Vice President, Chief Legal Officer and
                       President,             Secretary, PIFM; Vice President and Associate General
                       Chief Legal Officer    Counsel, Prudential; Senior Vice President, Chief
                       and                    Legal Officer and Secretary, PIMS
                       Secretary
 Theodore F. Kilkuskie Executive Vice        Executive Vice President, PIFM
                       President
 Stephen Pelletier     Executive Vice        Executive Vice President, PIFM
                       President
 Judy A. Rice          Executive Vice        Executive Vice President, PIFM
                       President
 Ajay Sawhney          Executive Vice        Executive Vice President, PIFM
                       President
 Lynn M. Waldvogel     Executive Vice        Executive Vice President, PIFM
                       President

  (b) Jennison Associates LLC

  See "How the Fund is Managed--Investment Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of Jennison Associates LLC directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-5608), the text of which is hereby incorporated by reference.

  (c) Deutsche Asset Management, Inc. (Deutsche)

  See "How the Fund is Managed--Investment Advisers and Portfolio Managers" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information. The business and other connections of Deutsche's directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-27291), the text of which is hereby incorporated by reference.

  (d) Key Asset Management Inc. (Key)

  See "How the Fund is Managed--Investment Advisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement. The business and other connections of Key's directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-46878), the text of which is hereby incorporated by reference.


Item 27. Principal Underwriters.

  (a) Prudential Investment Management Services LLC (PIMS)

  PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc. Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Diversified Funds, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Strategic Partners Series, Target Funds and The Target Portfolio Trust.

  PIMS is also distributor of the following other investment companies:
Separate Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

  (b) Information concerning the directors and officers of PIMS is set forth below.

                            Positions and                      Positions and
                            Offices with                       Offices with
Name(1)                     Underwriter                        Registrant
-------                     -------------                      -------------
Margaret Deverell.........  Vice President and Chief           None
                             Financial Officer
Robert F. Gunia...........  President                          Vice President and Trustee
Kevin Frawley.............  Senior Vice President and          None
                             Compliance Officer
 213 Washington Street
 Newark, NJ 07102
William V. Healey.........  Senior Vice President, Secretary   Assistant Secretary
                             and Chief Legal Officer

----------
(/1/)The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise indicated.

  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017; Deutsche Asset Management, Inc., 130 Liberty Street, New York, New York 10006; Key Asset Management Inc., 127 Public Square, Cleveland, Ohio 44114-1306; and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

Item 29. Management Services.

  Other than as set forth under the captions "How the Fund is Managed-- Manager," "How the Fund is Managed--Investment Advisers and Portfolio Managers" and "How the Fund is Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

  Not applicable.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 20th day of February, 2001.

                          PRUDENTIAL VALUE FUND

                          /s/ David R. Odenath, Jr.
                          -----------------------------------
                          (David R. Odenath, Jr., President)

  Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                                   Date
---------                          -----                                   ----
/s/ Grace C. Torres                Treasurer and Principal Financial February 20, 2001
---------------------------------   and Accounting Officer
  Grace C. Torres
/s/ Saul K. Fenster                Trustee                           February 20, 2001
---------------------------------
  Saul K. Fenster
/s/ Delayne D. Gold                Trustee                           February 20, 2001
---------------------------------
  Delayne D. Gold
/s/ Robert F. Gunia                Trustee                           February 20, 2001
---------------------------------
  Robert F. Gunia
/s/ Douglas H. McCorkindale        Trustee                           February 20, 2001
---------------------------------
  Douglas H. McCorkindale
/s/ W. Scott McDonald, Jr.         Trustee                           February 20, 2001
---------------------------------
  W. Scott McDonald, Jr.
/s/ Thomas T. Mooney               Trustee                           February 20, 2001
---------------------------------
  Thomas T. Mooney
/s/ Stephen P. Munn                Trustee                           February 20, 2001
---------------------------------
  Stephen P. Munn
/s/ David R. Odenath, Jr.          President and Trustee             February 20, 2001
---------------------------------
  David R. Odenath, Jr.
/s/ Richard A. Redeker             Trustee                           February 20, 2001
---------------------------------
  Richard A. Redeker
/s/ Judy A. Rice                   Trustee                           February 20, 2001
---------------------------------
  Judy A. Rice
/s/ Robin B. Smith                 Trustee                           February 20, 2001
---------------------------------
  Robin B. Smith
/s/ Louis A. Weil, III             Trustee                           February 20, 2001
---------------------------------
  Louis A. Weil, III
/s/ Clay T. Whitehead              Trustee                           February 20, 2001
---------------------------------
  Clay T. Whitehead

                             PRUDENTIAL VALUE FUND

                                 EXHIBIT INDEX

 Exhibit Number                           Description
 --------------                           -----------
 (a)(1)         Amended and Restated Declaration of Trust. Incorporated by
                reference to Exhibit 1(a) to Post-Effective Amendment No. 13 to
                the Registration Statement on Form N-1A filed via EDGAR on
                December 21, 1994 (File No. 33-9269).
 (a)(2)         Amended Certificate of Designation. Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 19 to the
                Registration Statement on Form N-1A filed via EDGAR on October
                22, 1998 (File No. 33-9269).
 (b)            Amended By-laws. Incorporated by reference to Exhibit (b) to
                Post-Effective Amendment No. 22 to the Registration Statement
                on Form N-1A filed via EDGAR on July 20, 2000 (File No. 33-
                9269)
 (c)(1)         Specimen receipt for shares of beneficial interest, $.01 par value. Incorporated by reference to Exhibit 4(a) to Post-
                Effective Amendment No. 18 to the Registration Statement on
                Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-
                9269).
 (c)(2)         Instruments Defining Rights of Shareholders. Incorporated by
                reference to Exhibit 4(c) to Post-Effective Amendment No. 10 to
                the Registration Statement on Form N-1A filed via EDGAR on
                December 30, 1993 (File No. 33-9269).
 (d)(1)         Amended and Restated Management Agreement between the
                Registrant and Prudential Investments Fund Management LLC.*
 (d)(2)         Subadvisory Agreement between Prudential Investments Fund
                Management LLC and Jennison Associates LLC.*
 (d)(3)         Subadvisory Agreement between Prudential Investments Fund
                Management LLC and Deutsche Asset Management, Inc.*
 (d)(4)         Subadvisory Agreement between Prudential Investments Fund
                Management LLC and Key Asset Management Inc.*
 (e)(1)         Distribution Agreement with Prudential Investment Management
                Services LLC. Incorporated by reference to Exhibit (e)(1) to
                Post-Effective Amendment No. 19 to the Registration Statement
                on Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-
                9269).
 (e)(2)         Selected Dealer Agreement. Incorporated by reference to Exhibit
                (e)(2) to Post-Effective Amendment No. 19 to the Registration
                Statement on Form N-1A filed via EDGAR on October 22, 1998
                (File No. 33-9269).
 (g)(1)         Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to
                Post-Effective Amendment No. 18 to the Registration Statement
                on Form N-1A filed via EDGAR on December 30, 1997 (File No. 33-
                9269).
 (g)(2)         Amendment to Custodian Contract. Incorporated by reference to
                Exhibit (g)(2) to Post-Effective Amendment No. 21 to the
                Registration Statement on Form N-1A filed via EDGAR on January
                20, 2000 (File No. 33-9269).
 (h)(1)         Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by
                reference to Exhibit 9 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on
                December 30, 1997 (File No. 33-9269).
 (h)(2)         Amendment to Transfer Agency Agreement. Incorporated by
                reference to Exhibit (h)(2) to Post-Effective Amendment No. 21
                to the Registration Statement on Form N-1A filed via EDGAR on
                January 20, 2000 (File No. 33-9269).
 (i)(1)         Opinion and consent of Counsel. Incorporated by reference to
                Exhibit (i) to Post-Effective Amendment No. 21 to the
                Registration Statement on Form N-1A filed via EDGAR on January
                20, 2000 (File No. 33-9269).
 (i)(2)         Consent of Counsel.*
 (j)            Consent of independent accountants.*
 (m)(1)         Amended and Restated Distribution and Service Plan for Class A
                shares. Incorporated by reference to Exhibit (m)(1) to Post-
                Effective Amendment No. 19 to the Registration Statement on
                Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-
                9269).

 Exhibit Number                           Description
 --------------                           -----------
 (m)(2)         Amended and Restated Distribution and Service Plan for Class B
                shares. Incorporated by reference to Exhibit (m)(2) to Post-
                Effective Amendment No. 19 to the Registration Statement on
                Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-
                9269).
 (m)(3)         Amended and Restated Distribution and Service Plan for Class C
                shares. Incorporated by reference to Exhibit (m)(3) to Post-
                Effective Amendment No. 19 to the Registration Statement on
                Form N-1A filed via EDGAR on October 22, 1998 (File No. 33-
                9269).
 (n)            Amended Rule 18f-3 Plan. Incorporated by reference to Exhibit
                (0) to Post-Effective Amendment No. 19 to the Registration
                Statement on Form N-1A filed via EDGAR on October 22, 1998
                (File No. 33-9269).

 (p)(1)         Fund's Amended Code of Ethics.*

 (p)(2)         Amended Code of Ethics of Manager, Former Subadviser and the
                Distributor.*

 (p)(3)         Jennison Associates LLC's Code of Ethics.*

 (p)(4)         Deutsche Asset Management, Inc.'s Code of Ethics.*

 (p)(5)         Key Asset Management Inc.'s Code of Ethics.*

----------

  *Filed herewith.